Exhibit 10.43
WARRANT AGENCY AGREEMENT
WARRANT AGENCY AGREEMENT dated as of February 29, 2024 (this “Agreement”) between The RealReal, Inc., a Delaware corporation (the “Company”), and Computershare, Inc., a Delaware corporation (“Computershare”), and its affiliate Computershare Trust Company, N.A., a federally chartered trust company (collectively with Computershare, the “Warrant Agent”).
W I T N E S S E T H
WHEREAS, the Company has entered into an agreement with certain holders of the Company’s outstanding 3.00% Convertible Senior Notes due 2025 (the “Existing 2025 Notes”) and 1.00% Convertible Senior Notes due 2028 (the “Existing 2028 Notes” and together with the Existing 2025 Notes, the “Existing Notes”) to exchange such Existing Notes held by such holders for, among other things, warrants (the “Warrants”) entitling the respective Holders of the Warrants to acquire an aggregate of up to 7,894,737 shares of common stock, par value $0.00001 per share, of the Company (the “Common Stock”) upon the terms and subject to the conditions hereinafter set forth; and
WHEREAS, the Company wishes the Warrant Agent to act on behalf of the Company, and the Warrant Agent is willing so to act, in connection with the issuance, registration, transfer, exchange, exercise and replacement of the Warrants and, in the Warrant Agent’s capacity as the Company’s transfer agent, the delivery of the Warrant Shares.
NOW, THEREFORE, in consideration of the premises and the mutual agreements herein set forth, the parties hereby agree as follows:
Section 1. Certain Definitions. For purposes of this Agreement, the following terms have the meanings indicated:
(a) “Business Day” means a day other than a Saturday, Sunday or other day on which banking institutions are authorized or required by law to close in New York, San Francisco, California or the otherwise relevant place of payment.
(b) “Close of Business” on any given date means 5:00 p.m., Eastern time, on such date; provided, however, that if such date is not a Business Day it means 5:00 p.m., Eastern time, on the next succeeding Business Day.
(c) “Holder” means the holder of record of a Warrant.
(d) “Person” means any individual, corporation, partnership, limited liability company, unlimited liability company, joint venture, association, joint-stock company, trust, unincorporated organization, government or any agency or political subdivision thereof or any other entity.
(e) “Warrant Certificate” means a certificate in substantially the form attached as Exhibit 1 hereto, representing such number of Warrants as is indicated therein, provided that any reference to the delivery of a Warrant Certificate in this Agreement shall include delivery of notice from the Depositary or a Participant (each as defined below) of the transfer or exercise of a Warrant in the form of a Global Warrant (as defined below).
(f) “Warrant Shares” means the shares of Common Stock underlying the Warrants and issuable upon exercise of the Warrants.
All other capitalized terms used but not otherwise defined herein shall have the meaning ascribed to such terms in the Warrant Certificate.
Section 2. Appointment of Warrant Agent. The Company hereby appoints the Warrant Agent to act as agent for the Company in accordance with the express terms and conditions hereof (and no implied terms and conditions), and the Warrant Agent hereby accepts such appointment.
Section 3. Global Warrants.
(a) The Warrants shall be issuable in book-entry form (the “Global Warrants”). All of the Warrants shall initially be represented by one or more Global Warrants deposited with the Warrant Agent and registered in the name of Cede & Co., as nominee of The Depository Trust Company (the “Depositary”), or as otherwise directed by the Depositary. Ownership of beneficial interests in the Warrants shall be shown on, and the transfer of such ownership shall be effected through, records maintained by (i) the Depositary or its nominee for each Global Warrant or (ii) institutions that have accounts with the Depositary (such institution, with respect to a Warrant in its account, a “Participant”), in each case, in accordance with the applicable procedures of the Depositary. All notices and communications to be given to the Holders and all deliveries to be made to Holders in respect of the Warrants

Exhibit 10.43
shall be given or made only to, or upon the order of, the registered Holder(s) (which shall be the Depositary or its nominee in the case of the Global Warrants), and the Company shall not have any responsibility or liability for the delivery of Warrant Shares or other property to owners of beneficial interests in a Global Warrant, for any aspect of the records relating to or payments or deliveries made on account of those interests by or to the Depositary, for maintaining, supervising or reviewing any records of the Depositary relating to such beneficial ownership of those interests or for any act or omission of the Depositary.
(b) If the Depositary subsequently ceases to make its book-entry settlement system available for the Warrants, the Company may instruct the Warrant Agent regarding other arrangements for book-entry settlement. In the event that the Warrants are not eligible for, or it is no longer necessary to have the Warrants available in, book-entry form, the Warrant Agent shall provide written instructions to the Depositary to deliver to the Warrant Agent for cancellation each Global Warrant, and the Company shall instruct the Warrant Agent to deliver to each Holder a Warrant Certificate.
(c) Subject to the provisions of the Warrant and this Agreement, a Holder may elect to exchange some or all of such Holder’s Global Warrants for a Warrant Certificate evidencing the same number of Warrants, by providing written notice to the Warrant Agent in the form attached hereto as Annex A (a “Warrant Certificate Request Notice” and the date of delivery of such Warrant Certificate Request Notice by the Holder, the “Warrant Certificate Request Notice Date” and the deemed surrender upon delivery by the Holder of a number of Global Warrants for the same number of Warrants evidenced by a Warrant Certificate, a “Warrant Exchange”). Upon receipt of the Warrant Certificate Request Notice, the Warrant Agent shall provide a written copy of such Warrant Request Notice to the Company, upon receipt of which the Company shall promptly (and in any event within five (5) Business Days of receipt of a completed Warrant Request Notice) effect the Warrant Exchange by issuing and delivering to the Holder a Warrant Certificate for such number of Warrants subject to such Warrant Exchange in the name set forth in the Warrant Certificate Request Notice (such delivery date, the “Warrant Certificate Delivery Date”). Such Warrant Certificate shall be dated the original issuance date of the Warrants, shall be manually executed by an authorized signatory of the Company and shall be in substantially the form attached hereto as Exhibit 1. The Company covenants and agrees that, upon the date of delivery of the Warrant Certificate Request Notice to the Warrant Agent, the Holder shall be deemed to be the holder of the Warrant Certificate representing the number of Warrants subject to such Warrant Certificate Request Notice and, notwithstanding anything to the contrary set forth herein, the Warrant Certificate shall be deemed for all purposes to contain all of the terms and conditions of the Warrants evidenced by such Warrant Certificate and the terms of this Agreement.
Section 4. Form of Warrant Certificates. The Warrant Certificate, together with the form of election to purchase Common Stock (“Exercise Notice”) and the form of assignment to be printed on the reverse thereof, shall be in the form of Exhibit 1 hereto, with such additional identifying marks, notations, legends or endorsements as may be required to comply with any law or with any rule or regulation made pursuant thereto. The terms of the Warrants (including, for the avoidance of doubt, Global Warrants) shall be as set forth herein and in the Warrant Certificate; provided that, to the extent any provision of this Agreement conflicts with the express provisions of the Warrant Certificate, the provisions of this Agreement shall govern and be controlling.
Section 5. Countersignature and Registration.
(a) The Warrant Certificates shall be executed on behalf of the Company by its Chief Executive Officer,, Chief Financial Officer, Chief Legal Officer, any Executive Vice President, any Senior Vice President, any Vice President or such other officers or directors of the Company as the Chief Executive Officer, Chief Financial Officer or Chief Legal Officer may in his or her discretion designate, either manually or by electronic signature. The Warrant Certificates shall be countersigned by the Warrant Agent either manually or by electronic signature and shall not be valid for any purpose unless so countersigned. In case any officer of the Company who shall have signed any of the Warrant Certificates shall cease to be such officer of the Company before countersignature by the Warrant Agent and issuance and delivery by the Company, such Warrant Certificates, nevertheless, may be countersigned by the Warrant Agent, issued and delivered with the same force and effect as though the person who signed such Warrant Certificate had not ceased to be such officer of the Company; and any Warrant Certificate may be signed on behalf of the Company by any person who, at the actual date of the execution of such Warrant Certificate, shall be a proper officer of the Company to sign such Warrant Certificate, although at the date of the execution of this Warrant Agreement any such person was not such an officer.
(b) The Warrant Agent will keep or cause to be kept, at its office or offices designated for such purpose, books for registration and transfer of the Warrant Certificates issued hereunder. Such books shall show the names and addresses of the respective Holders of the Warrant Certificates, the number of Warrants evidenced on the face of each of such Warrant Certificate and the date of each of such Warrant Certificate.
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Exhibit 10.43
Section 6. Transfer, Split Up, Combination and Exchange of Warrant Certificates; Mutilated, Destroyed, Lost or Stolen Warrant Certificates.
(a) Subject to the provisions of the Warrant Certificate, at any time after the Issuance Date and at or prior to the Close of Business on the Expiration Date, any Warrant Certificate may be transferred, split up, combined or exchanged for another Warrant Certificate representing a like number of Warrants as the Warrant Certificate surrendered then entitled such Holder to exercise. Any Holder desiring to transfer, split up, combine or exchange any Warrant Certificate shall make such request in writing delivered to the Warrant Agent, and shall surrender the Warrant Certificate to be transferred, split up, combined or exchanged at the office or offices of the Warrant Agent designated for such purpose. Any requested transfer of a Warrant Certificate shall be accompanied by satisfactory evidence of authority of the party making such request that may be required by the Warrant Agent. Thereupon the Warrant Agent shall countersign and deliver to the Person entitled thereto a Warrant Certificate as so requested. The Holder shall be responsible for any tax or governmental charges imposed in connection with any transfer of any Warrant Certificate and, to the extent the Company may be liable for such tax or charges, the Company shall not be required to deliver any Warrant Certificate until the Holder requesting such transfer has paid any tax or governmental charge imposed in connection with such transfer or until it has been established to the Company’s reasonable satisfaction that no such tax or governmental charge is due. The Warrant Agent shall not have any duty or obligation to take any action under any action of this Agreement that requires the payment of taxes and/or charges unless and until it is satisfied that all such payments have been made.
(b) If any Warrant Certificate is lost, stolen, mutilated or destroyed, the Company and the Warrant Agent may upon receipt by the Warrant Agent of evidence reasonably satisfactory to it of the loss, theft, destruction or mutilation of a Warrant Certificate, which evidence shall include an affidavit of loss, or in the case of mutilated certificates, the certificate or portion thereof remaining, and, in case of loss, theft, mutilation or destruction, of indemnity in customary form and amount, provision of an open penalty surety bond satisfactory to the Warrant Agent and holding it and Company harmless, absent notice to Warrant Agent that such certificates have been acquired by a bona fide purchaser and satisfaction of any other reasonable requirements established by Section 8-405 of the Uniform Commercial Code as in effect in the State of New York, and reimbursement to the Company and the Warrant Agent of all reasonable expenses incidental thereto, and upon surrender to the Warrant Agent and cancellation of the Warrant Certificate if mutilated, the Company will issue and deliver a new Warrant Certificate of like tenor to the Warrant Agent for delivery to the Holder in lieu of the Warrant Certificate so lost, stolen, destroyed or mutilated.
(c) A party requesting transfer of Warrant Shares must provide any evidence of authority that may be required by the Warrant Agent, including but not limited to, a signature guarantee from an eligible guarantor institution participating in a signature guarantee program approved by the Securities Transfer Association.
Section 7. Exercise of Warrants; Exercise Price; Expiration Date.
(a) The Warrants shall be exercisable commencing on the Issuance Date in accordance with Section 1(a) of the Warrant Certificate.
(b) In case the Holder of any Warrant Certificate shall exercise fewer than all Warrants evidenced thereby, a new Warrant Certificate evidencing the number of Warrants equivalent to the number of Warrants remaining unexercised may be issued by the Warrant Agent to the Holder of such Warrant Certificate or to his duly authorized assigns in accordance with Section 1(a)(iii) of the Warrant Certificate, subject to the provisions of Section 6 hereof.
(c) The Company shall calculate and transmit to the Warrant Agent, and the Warrant Agent shall have no obligation under this Agreement to calculate, the cashless exercise ratio. The number of Warrant Shares to be issued on such exercise will be determined by the Company (with written notice thereof to the Warrant Agent) using the formula set forth in Section 1(d) of the Warrant Certificate, the Warrant Agent shall have no duty or obligation to investigate or confirm whether the Company’s determination of the number of Warrant Shares to be issued on such exercise, pursuant to Section 1(d) of the Warrant Certificate, is accurate or correct.
(d) In the event of a cash exercise of the Warrants, the Company hereby instructs the Warrant Agent to record basis for newly issued Warrant Shares in manner subsequently communicated in writing to the Warrant Agent.
(e) The Company shall provide cost basis for Warrant Shares issued pursuant to a cashless exercise at the time the Company provides the cashless exercise ratio to the Warrant Agent pursuant to Section 1(d) of the Warrant Certificate.
Section 8. Cancellation and Destruction of Warrant Certificates. All Warrant Certificates surrendered for the purpose of exercise, transfer, split up, combination or exchange shall, if surrendered to the Company or to any of its agents, be delivered to the Warrant Agent for cancellation or in canceled form, or, if surrendered to the Warrant Agent, shall be canceled by it (at the expense of the Company), and no Warrant Certificates shall be issued in lieu
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thereof except as expressly permitted by any of the provisions of this Agreement. The Company shall deliver to the Warrant Agent for cancellation and retirement, and the Warrant Agent shall so cancel and retire, any other Warrant Certificate purchased or acquired by the Company otherwise than upon the exercise thereof. The Warrant Agent shall deliver all canceled Warrant Certificates to the Company, or shall, at the written request of the Company, destroy such canceled Warrant Certificates, and in such case shall deliver a certificate of destruction thereof to the Company, subject to any applicable law, rule or regulation requiring the Warrant Agent to retain such canceled certificates, and the Warrant Agent’s document management policies.
Section 9. Reservation and Availability of Shares of Common Stock or Cash.
(a) The Company covenants and agrees that it will cause to be reserved and kept available out of its authorized and unissued shares of Common Stock or its authorized and issued shares of Common Stock held in its treasury, free from preemptive rights, the number of shares of Common Stock that will be sufficient to permit the exercise in full of all outstanding Warrants.
(b) The Company further covenants and agrees that it will pay when due and payable any and all federal and state documentary, stamp or similar issue or transfer taxes and governmental charges which may be payable in respect of the original issuance or delivery of the Warrants or the Warrant Shares. The Company shall not, however, be required to pay any tax or governmental charge which may be payable in respect of any transfer of Warrants or Warrant Shares or the issuance or delivery of Warrant Shares in a name other than that of the Holder of the Warrants surrendered for exercise, all such taxes and governmental charges being the responsibility of the Holder of the Warrants or Warrant Shares at the time of such transfer or of the Warrants at the time of such exercise, as applicable, and, to the extent the Company may be liable for such taxes or charges, the Company shall not be required to issue or deliver any Warrant Certificate or certificate for Warrant Shares until any such tax or governmental charge has been paid or until it has been established to the Company’s reasonable satisfaction that no such tax or governmental charge is due.
Section 10. Adjustment of Exercise Price or Warrant Share Number. The Exercise Price and the Warrant Share Number are subject to adjustment from time to time upon the occurrence of certain events as provided in Section 2 of the Warrant Certificate (“Adjustment Events”). All Warrants originally issued by the Company subsequent to any adjustment made to the Exercise Price pursuant to the Warrant Certificate shall evidence the right to purchase, at the adjusted Exercise Price per share, a number of Warrant Shares per Warrant equal to the Warrant Share Number (as adjusted) in effect from time to time hereunder upon exercise of the Warrants, all subject to further adjustment as provided herein and in the Warrant Certificate. The Company hereby agrees that it will provide the Warrant Agent with reasonable notice of Adjustment Events. The Company further agrees that it will provide the Warrant Agent with any new or amended terms. The Warrant Agent shall have no obligation under any section of this Agreement to determine whether an Adjustment Event has occurred or to calculate any of the adjustments set forth herein.
Section 11. Certification of Adjusted Exercise Price or Warrant Share Number. Whenever the Exercise Price or the Warrant Share Number with respect to each Warrant is adjusted as provided herein or in the Warrant Certificate, the Company shall (a) promptly prepare a certificate setting forth the Exercise Price and Warrant Share Number as so adjusted, and a brief statement of the facts accounting for such adjustment; (b) promptly file with the Warrant Agent and with each transfer agent for the Common Stock a copy of such certificate; and (c) instruct the Warrant Agent to send a copy thereof to each Holder. The Warrant Agent shall be fully protected in relying on such certificate and on any such adjustment or statement contained therein and shall have no duty or liability with respect to, and shall not be deemed to have knowledge of, any such adjustment or any such event unless and until it shall have received such certificate is accurate and correct.
Section 12. Fractional Shares of Common Stock.
(a) The Company shall not issue fractions of Warrants or distribute Warrant Certificates which evidence fractional Warrants. Whenever any fractional Warrant would otherwise be required to be issued or distributed, the actual issuance or distribution shall reflect a rounding down of such fraction to the nearest whole Warrant.
(b) The Company shall not issue fractions of shares of Common Stock upon exercise of Warrants or distribute stock certificates which evidence fractional shares of Common Stock. Whenever any fraction of a share of Common Stock would otherwise be required to be issued or distributed, the actual issuance or distribution in respect thereof shall be made in accordance with Section 1(a)(iii) of the Warrant Certificate.
(c) The Company shall provide an initial funding of one thousand dollars ($1,000) for the purpose of issuing cash in lieu of fractional shares of Common Stock. From time to time thereafter, Computershare may request additional funding to cover additional cash payments with respect to fractional shares of Common Stock. Computershare shall have no obligation to make such cash payment unless the Company shall have provided the necessary funds to pay in full all amounts due and payable with respect thereto.
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Exhibit 10.43
Section 13. Conditions of the Warrant Agent’s Obligations. The Warrant Agent accepts its obligations herein set forth upon the express (and no implied) terms and conditions hereof, including the following to all of which the Company agrees and to all of which the rights hereunder of the Holders from time to time of the Warrant Certificates shall be subject:
(a) Compensation and Indemnification. The Company agrees to pay the Warrant Agent such fees as mutually agreed between the Company and the Warrant Agent and to reimburse the Warrant Agent for reasonable and documented out-of-pocket expenses (including reasonable counsel fees) incurred by the Warrant Agent in connection with the services rendered hereunder by the Warrant Agent. The Company also agrees to indemnify the Warrant Agent for, and to hold it harmless against, any loss, liability damage, judgment, fine, penalty, claim, demand, settlement, cost or expense (including, without limitation, the reasonable fees and expenses of legal counsel) incurred without gross negligence, bad faith or willful misconduct on the part of the Warrant Agent (which gross negligence, bad faith or willful misconduct must be determined by a final, non-appealable judgment of a court of competent jurisdiction), for any action taken, suffered or omitted to be taken by the Warrant Agent in connection with the execution, acceptance, administration, exercise and performance of its duties under this Agreement, including the reasonable costs and expenses of defending against any claim in connection herewith, directly or indirectly, or of enforcing its right of indemnification under this Agreement. The costs and expenses incurred in enforcing this right of indemnification shall also be paid by the Company.
(b) Agent for the Company. In acting under this Warrant Agreement and in connection with the Warrant Certificates, the Warrant Agent is acting solely as agent of the Company and does not assume any obligations or relationship of agency or trust for or with any of the Holders of Warrant Certificates or beneficial owners of Warrants.
(c) Documents. The Warrant Agent shall be protected and shall incur no liability for or in respect of any action taken or omitted by it in reliance upon any Warrant Certificate, notice, direction, consent, certificate, affidavit, statement or other paper or document reasonably believed by it to be genuine and to have been presented or signed by the proper parties.
(d) Certain Transactions. The Warrant Agent, and its officers, directors and employees, may become the owner of, or acquire any interest in, Warrants, with the same rights that it or they would have if it were not the Warrant Agent hereunder, and, to the extent permitted by applicable law, it or they may engage or be interested in any financial or other transaction with the Company and may act on, or as depositary, trustee or agent for, any committee or body of holders of Warrant Shares or other obligations of the Company as freely as if it were not the Warrant Agent hereunder. Nothing in this Warrant Agreement shall be deemed to prevent the Warrant Agent from acting as trustee under any indenture to which the Company is a party.
(e) No Liability for Interest. Unless otherwise agreed in writing with the Company, the Warrant Agent shall have no liability for interest on any monies at any time received by it pursuant to any of the provisions of this Agreement or of the Warrant Certificates.
(f) No Liability for Invalidity. The Warrant Agent shall have no liability with respect to any invalidity of this Agreement or any of the Warrant Certificates (except as to the Warrant Agent’s countersignature thereon).
(g) No Responsibility for Representations. The Warrant Agent shall not be responsible for any of the recitals or representations herein or in the Warrant Certificates (except as to the Warrant Agent’s countersignature thereon), all of which are made solely by the Company.
(h) No Implied Obligations. The Warrant Agent shall be obligated to perform only such duties as are herein and in the Warrant Certificates specifically set forth and no implied duties or obligations shall be read into this Agreement or the Warrant Certificates against the Warrant Agent. The Warrant Agent shall not be under any obligation to take any action hereunder which may tend to involve it in any expense or liability, the payment of which within a reasonable time is not, in its reasonable opinion, assured to it. The Warrant Agent shall not be accountable or under any duty or responsibility for the use by the Company of any of the Warrant Certificates authenticated by the Warrant Agent and delivered by it to the Company pursuant to this Agreement or for the application by the Company of the proceeds of the Warrant Certificates. The Warrant Agent shall have no duty or responsibility in case of any default by the Company in the performance of its covenants or agreements contained herein or in the Warrant Certificates or in the case of the receipt of any written demand from a Holder of a Warrant Certificate with respect to such default, including, without limiting the generality of the foregoing, any duty or responsibility to initiate or attempt to initiate any proceedings at law.
(i) No Duty to Verify Beneficial Ownership. The Warrant Agent shall not have any obligation to verify or confirm the beneficial ownership of Common Stock or any other security of any Holder at any time, and it shall not have any responsibility or liability with respect to the provisions under Section 1(f) of the Warrant Certificate, including for any exercise of a Warrant that is not in compliance with the exercise limitations thereunder.
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(i) Limitation of Liability. Notwithstanding anything contained herein to the contrary, the Warrant Agent’s aggregate liability during any term of this Agreement with respect to, arising from, or arising in connection with this Agreement, or from all services provided or omitted to be provided under this Agreement, whether in contract, or in tort, or otherwise, is limited to, and shall not exceed, the amounts paid hereunder by the Company to Warrant Agent as fees and charges, but not including reimbursable expenses, during the twelve (12) months immediately preceding the event for which recovery from Warrant Agent is being sought.
(k) Consequential Damages. Neither party to this Agreement shall be liable to the other party for any consequential, indirect, special or incidental damages under any provisions of this Agreement or for any consequential, indirect, punitive, special or incidental damages arising out of any act or failure to act hereunder even if that party has been advised of or has foreseen the possibility of such damages.
(l) Legal Opinion. As of the date hereof, the Company shall have provided to the Warrant Agent an opinion of counsel, which shall state that all Warrants, and when issued the Warrants Shares, as applicable, (i) were offered, sold or issued as part of an offering that was registered in compliance with the Securities Act of 1933, as amended or pursuant to an exemption from the registration requirements of the 1933 Act, as amended (as the case may be) and (ii) are validly issued, fully paid and non-assessable.
(m) Confidentiality. The Warrant Agent and the Company agree that all books, records, information and data pertaining to the business of the other party, including inter alia, personal, non-public warrant holder information, which are exchanged or received pursuant to the negotiation or the carrying out of this Agreement including the fees for services set forth in the fee schedule mutually agreed upon by the parties hereto shall remain confidential, and shall not be voluntarily disclosed to any other person, except as may be required by law, including, without limitation, pursuant to subpoenas from state or federal government authorities (e.g., in divorce and criminal actions).
(n) Survival. Notwithstanding anything contained herein to the contrary, the provisions of this Section 14 shall survive termination of this Agreement, the expiration of the Warrants and/or the resignation, removal or replacement of the Warrant Agent.
Section 14. Purchase or Consolidation or Change of Name of Warrant Agent.
(a) Any Person into which the Warrant Agent or any successor Warrant Agent may be merged or with which it may be consolidated, or any Person resulting from any merger or consolidation to which the Warrant Agent or any successor Warrant Agent shall be party, or any Person succeeding to the corporate trust business of the Warrant Agent or any successor Warrant Agent, shall be the successor to the Warrant Agent under this Agreement without the execution or filing of any paper or any further act on the part of any of the parties hereto, provided that such corporation would be eligible for appointment as a successor Warrant Agent under the provisions of Section 16. In case at the time such successor Warrant Agent shall succeed to the agency created by this Agreement any of the Warrant Certificates shall have been countersigned but not delivered, any such successor Warrant Agent may adopt the countersignature of the predecessor Warrant Agent and deliver such Warrant Certificates so countersigned; and in case at that time any of the Warrant Certificates shall not have been countersigned, any successor Warrant Agent may countersign such Warrant Certificates either in the name of the predecessor Warrant Agent or in the name of the successor Warrant Agent; and in all such cases such Warrant Certificates shall have the full force provided in the Warrant Certificates and in this Agreement.
(b) In case at any time the name of the Warrant Agent shall be changed and at such time any of the Warrant Certificates shall have been countersigned but not delivered, the Warrant Agent may adopt the countersignature under its prior name and deliver Warrant Certificates so countersigned; and in case at that time any of the Warrant Certificates shall not have been countersigned, the Warrant Agent may countersign such Warrant Certificates either in its prior name or in its changed name; and in all such cases such Warrant Certificates shall have the full force provided in the Warrant Certificates and in this Agreement.
Section 15. Duties of Warrant Agent. The Warrant Agent undertakes the duties and obligations imposed by this Agreement upon the following terms and conditions, by all of which the Company, by its acceptance hereof, shall be bound:
(a) From time to time, the Company may provide Warrant Agent with instructions concerning the services performed by the Warrant Agent hereunder. In addition, at any time Warrant Agent may apply to any officer of Company for instruction, and may consult with legal counsel satisfactory to it, who may be legal counsel for the Company, with respect to any matter arising in connection with the services to be performed by the Warrant Agent under this Agreement. The advice or opinion of such counsel shall be full and complete authorization and protection for the Warrant Agent and its agents and subcontractors in respect of any action taken, suffered or omitted by it hereunder in the absence of bad faith and in accordance with the advice or opinion of such counsel. The Warrant Agent and its agents and subcontractors shall not be liable and shall be indemnified by Company for any action taken or omitted by Warrant Agent in the absence of bad faith and in reliance upon any Company instructions or
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Exhibit 10.43
upon the advice or opinion of such counsel. Warrant Agent shall not be held to have notice of any change of authority of any person, until receipt of written notice thereof from Company.
(b) Whenever in the performance of its duties under this Agreement the Warrant Agent shall deem it necessary or desirable that any fact or matter be proved or established by the Company prior to taking or suffering any action hereunder, such fact or matter (unless other evidence in respect thereof be herein specifically prescribed) may be deemed to be conclusively proved and established by a certificate signed by the Chief Executive Officer, President, Chief Financial Officer, any Executive Vice President or any Senior Vice President of the Company; and such certificate shall be full authorization and protection to the Warrant Agent, and the Warrant Agent shall incur no liability for or in respect of any action taken, suffered or omitted to be taken in the absence of bad faith by it under the provisions of this Agreement in reliance upon such certificate.
(c) Subject to the limitation set forth in Section 13, the Warrant Agent shall be liable hereunder only for its own gross negligence, bad faith or willful misconduct (which gross negligence, bad faith or willful misconduct must be determined by a final, non-appealable judgment of a court of competent jurisdiction).
(d) The Warrant Agent shall not be liable for or by reason of any of the statements of fact or recitals contained in this Agreement or in the Warrant Certificates (except its countersignature thereof) by the Company or be required to verify the same, but all such statements and recitals are and shall be deemed to have been made by the Company only.
(e) The Warrant Agent shall not be under any responsibility in respect of the validity of this Agreement or the execution and delivery hereof (except the due execution hereof by the Warrant Agent) or in respect of the validity or execution of any Warrant Certificate (except its countersignature thereof); nor shall it be responsible for any breach by the Company of any covenant or condition contained in this Agreement or in any Warrant Certificate; nor shall it be responsible for the adjustment of the Exercise Price or the making of any change in the number of shares of Common Stock required under the provisions of Section 10 or 12 or responsible for the manner, method or amount of any such change or the ascertaining of the existence of facts that would require any such adjustment or change (except with respect to the exercise of Warrants evidenced by Warrant Certificates after actual notice of any adjustment of the Exercise Price); nor shall it by any act hereunder be deemed to make any representation or warranty as to the authorization or reservation of any shares of Common Stock to be issued pursuant to this Agreement or any Warrant Certificate or as to whether any shares of Common Stock will, when issued, be duly authorized, validly issued, fully paid and nonassessable.
(f) The Company shall perform, execute, acknowledge and deliver or cause to be performed, executed, acknowledged and delivered all such further and other acts, documents, instruments and assurances as may reasonably be required by the Warrant Agent for the carrying out or performing by the Warrant Agent of the provisions of this Agreement.
(g) The Warrant Agent is hereby authorized to accept instructions with respect to the performance of its duties hereunder from the Chief Executive Officer, President, Chief Financial Officer, any Executive Vice President or any Senior Vice President of the Company, and to apply to such officers for advice or instructions in connection with its duties, and it shall not be liable and shall be indemnified and held harmless for any action taken or suffered to be taken by it in the absence of bad faith in accordance with instructions of any such officer, provided Warrant Agent carries out such instructions without gross negligence, bad faith or willful misconduct (which gross negligence, bad faith, or willful misconduct must be determined by a final, non-appealable judgment of a court of competent jurisdiction).
(h) The Warrant Agent and any shareholder, director, officer or employee of the Warrant Agent may buy, sell or deal in any of the Warrants or other securities of the Company or become pecuniarily interested in any transaction in which the Company may be interested, or contract with or lend money to the Company or otherwise act as fully and freely as though it were not Warrant Agent under this Agreement. Nothing herein shall preclude the Warrant Agent from acting in any other capacity for the Company or for any other legal entity.
(i) The Warrant Agent may execute and exercise any of the rights or powers hereby vested in it or perform any duty hereunder either itself or by or through its attorney or agents, and the Warrant Agent shall not be answerable or accountable for any act, default, neglect or misconduct of any such attorney or agents or for any loss to the Company resulting from any such act, default, neglect or misconduct, absent gross negligence, bad faith or willful misconduct (each as determined by a final, non-appealable judgment of a court of competent jurisdiction) in the selection or continued employment thereof.
Section 16. Change of Warrant Agent. The Warrant Agent may resign and be discharged from its duties under this Agreement upon thirty (30) days’ notice in writing sent to the Company and to each transfer agent of the Common Stock, and to the Holders of record of the Warrant Certificates. In the event the transfer agency relationship in effect between the Company and the Warrant Agent terminates, the Warrant Agent will be deemed to
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Exhibit 10.43
have resigned automatically and be discharged from its duties under this Agreement as of the effective date of such termination, and the Company shall be responsible for sending any required notice thereunder. The Company may remove the Warrant Agent or any successor Warrant Agent upon thirty (30) days’ notice in writing, sent to the Warrant Agent or successor Warrant Agent, as the case may be, and to each transfer agent of the Common Stock, and to the Holders of the Warrant Certificates. If the Warrant Agent shall resign or be removed or shall otherwise become incapable of acting, the Company shall appoint a successor to the Warrant Agent. If the Company shall fail to make such appointment within a period of thirty (30) days after such removal or after it has been notified in writing of such resignation or incapacity by the resigning or incapacitated Warrant Agent or by the Holder of a Warrant Certificate (who shall, with such notice, submit his Warrant Certificate for inspection by the Company), then the Holder of any Warrant Certificate may apply to any court of competent jurisdiction for the appointment of a new Warrant Agent, provided that, for purposes of this Agreement, the Company shall be deemed to be the Warrant Agent until a new warrant agent is appointed. Any successor Warrant Agent, whether appointed by the Company or by such a court, shall be a Person, other than a natural person organized and doing business under the laws of the United States or of a state thereof, in good standing, which is authorized under such laws to exercise stock transfer powers and is subject to supervision or examination by federal or state authority and which has at the time of its appointment as Warrant Agent a combined capital and surplus of at least $50,000,000. After appointment, the successor Warrant Agent shall be vested with the same powers, rights, duties and responsibilities as if it had been originally named as Warrant Agent without further act or deed; but the predecessor Warrant Agent shall deliver and transfer to the successor Warrant Agent any property at the time held by it hereunder, and execute and deliver any conveyance, act or deed necessary for the purpose, but such predecessor Warrant Agent shall not be required to make any additional expenditure (without proper reimbursement by the Company) or assume any additional liability in connection with the foregoing. Not later than the effective date of any such appointment, the Company shall file notice thereof in writing with the predecessor Warrant Agent and each transfer agent of the Common Stock, and mail a notice thereof in writing to the Holders of the Warrant Certificates. However, failure to give any notice provided for in this Section 16, or any defect therein, shall not affect the legality or validity of the resignation or removal of the Warrant Agent or the appointment of the successor Warrant Agent, as the case may be.
Section 17. Issuance of New Warrant Certificates. Notwithstanding any of the provisions of this Agreement or of the Warrants to the contrary, the Company may, at its option, issue new Warrant Certificates evidencing Warrants in such form as may be approved by its Board of Directors to reflect any adjustment or change in the Exercise Price per share and the number or kind or class of shares of stock or other securities or property purchasable under the several Warrant Certificates made in accordance with the provisions of this Agreement.
1Section 18. Funds. All funds received by Computershare under this Agreement that are to be distributed or applied by Computershare in the performance of its services hereunder (the “Funds”) shall be held by Computershare as agent for the Company and deposited in one or more bank accounts to be maintained by Computershare in its name as agent for the Company. Until paid pursuant to this Agreement, Computershare may hold or invest the Funds through such accounts in: (a) funds backed by obligations of, or guaranteed by, the United States of America; (b) debt or commercial paper obligations rated A-1 or P-1 or better by S&P Global Inc. (“S&P”) or Moody’s Investors Service, Inc. (“Moody’s”), respectively; (c) Government and Treasury backed AAA-rated Fixed NAV money market funds that comply with Rule 2a-7 of the Investment Company Act of 1940, as amended; or (d) short term certificates of deposit, bank repurchase agreements, and bank accounts with commercial banks with Tier 1 capital exceeding $1 billion, or with an investment grade rating by S&P (LT Local Issuer Credit Rating), Moody’s (Long Term Rating) and Fitch Ratings, Inc. (LT Issuer Default Rating) (each as reported by Bloomberg Finance L.P.). Computershare shall have no responsibility or liability for any diminution of the Funds that may result from any deposit or investment made by Computershare in accordance with this paragraph, including any losses resulting from a default by any bank, financial institution or other third party. Computershare may from time to time receive interest, dividends or other earnings in connection with such deposits or investments. Computershare shall not be obligated to pay such interest, dividends or earnings to the Company, any holder or any other party. The Warrant Agent shall forward funds received for warrant exercises in a given month by the fifth (5th) business day of the following month by wire transfer to an account designated by the Company.

Section 19. Notices. Notices or demands authorized by this Agreement to be given or made (i) by the Warrant Agent or by the Holder of any Warrant Certificate to or on the Company; (ii) subject to the provisions of Section 16, by the Company or by the Holder of any Warrant Certificate to or on the Warrant Agent; or (iii) by the Company or the Warrant Agent to the Holder of any Warrant Certificate, shall be deemed given (a) on the date delivered, if delivered personally, (b) on the first Business Day following the deposit thereof with Federal Express or another recognized overnight courier, if sent by Federal Express or another recognized overnight courier, (c) on the fourth Business Day following the mailing thereof with postage prepaid, if mailed by registered or certified mail (return receipt requested), and (d) the date of transmission, if such notice or communication is delivered via facsimile or email attachment at or prior to 5:30 p.m. (Eastern time) on a Business Day and (e) the next Business Day after the date of transmission, if such notice or communication is delivered via facsimile or email attachment on a day that is
1 Note to CPU: This is included at 12(c).
8

Exhibit 10.43
not a Business Day or later than 5:30 p.m. (Eastern time) on any Business Day, in each case to the parties at the following addresses (or at such other address for a party as shall be specified by like notice):
(a) If to the Company, to:
The RealReal, Inc.
55 Francisco Street Suite 150
San Francisco, CA 94133
Attention: Legal Department and Accounting Department
E-mail: legal@therealreal.com; accounting@therealreal.com

with a copy to (for informational purposes only):

Wachtell, Lipton, Rosen & Katz
51 West 52nd Street
New York, New York 10019

Attention: Josh R. Cammaker, Michael S. Benn and Benjamin S. Arfa
E-mail: JRCammaker@wlrk.com, MSBenn@wlrk.com and BSArfa@wlrk.com

(b)If to the Warrant Agent, to:
Computershare Trust Company, N.A.
Computershare Inc.
150 Royall Street
Canton, MA 02021
Attention: Client Services

For any notice delivered by email to be deemed given or made, such notice must be followed by notice sent by overnight courier service to be delivered on the next business day following such email, unless the recipient of such email has acknowledged via return email receipt of such email.
(c) If to the Holder of any Warrant Certificate, to the address of such Holder as shown on the registry books of the Company. Any notice required to be delivered by the Company to the Holder of any Warrant may be given by the Warrant Agent on behalf of the Company. Notwithstanding any other provision of this Agreement, where this Agreement provides for notice of any event to a Holder of any Warrant, such notice shall be sufficiently given if given to the Depositary (or its designee) pursuant to the procedures of the Depositary or its designee.
Section 20. Supplements and Amendments.
(a) The Company and the Warrant Agent may from time to time supplement or amend this Agreement without the approval of any Holders of the Warrants (i) in order to add to the covenants and agreements of the Company for the benefit of the Holders of the Warrants or to surrender any rights or power reserved to or conferred upon the Company in this Agreement, provided that such addition or surrender shall not adversely affect the interests of the Holders of the Warrants in any material respect or (ii) as contemplated by Section 3 of the Warrant Certificate. As a condition precedent to the Warrant Agent’s execution of any amendment, the Company shall deliver to the Warrant Agent a certificate from a duly authorized officer of the Company that states that the proposed amendment is in compliance with the terms of this Section 20. No supplement or amendment to this Agreement shall be effective unless executed by the Warrant Agent. The Warrant Agent may, but shall not be obligated to, execute any amendment or supplement or waiver that affects the Warrant Agent’s own rights, duties or immunities under this Agreement.
(b) In addition to the foregoing, with the consent of Holders of a majority of the outstanding Warrants, the Company and the Warrant Agent may modify this Agreement and/or the Warrant Certificate for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this Warrant Agreement or the Warrant Certificate or modifying in any manner the rights of the Holders of the Warrants; provided, however, that no modification of the terms upon which the Warrants are exercisable (including, but not limited to, the Exercise Price, the Warrant Share Number and adjustments described in Section 10) or of this Section 20 may be made without the consent of the Holder of each outstanding Warrant. Any Warrants held by the Company or its Affiliates shall be deemed not to be outstanding for purposes of this Section 20(b). The Company will provide written notice to the Warrant Agent of any amendment to the terms of any Warrants with one or more Holders. The Company shall not amend the Warrants without the written consent of the Warrant Agent, not to be unreasonably withheld or delayed.
9

Exhibit 10.43
Section 21. Successors. All covenants and provisions of this Agreement by or for the benefit of the Company or the Warrant Agent shall bind and inure to the benefit of their respective successors and assigns hereunder.
Section 22. Benefits of this Agreement. Nothing in this Agreement shall be construed to give any Person other than the Company, the Holders of Warrants and the Warrant Agent any legal or equitable right, remedy or claim under this Agreement; but this Agreement shall be for the sole and exclusive benefit of the Company, the Warrant Agent and the Holders of the Warrants.
Section 23. Governing Law. This Agreement and each Warrant Certificate issued hereunder shall be governed by and construed in accordance with the law of the State of New York, without regard to the principles of conflicts of law thereof.
Section 24. Counterparts. This Agreement may be executed in any number of counterparts and each of such counterparts shall for all purposes be deemed to be an original, and all such counterparts shall together constitute but one and the same instrument. A signature to this Agreement transmitted electronically shall have the same authority, effect, and enforceability as an original signature.
Section 25. Force Majeure. Notwithstanding anything to the contrary contained herein, the Warrant Agent will not be liable for any delays or failures in performance resulting from acts beyond its reasonable control including, without limitation, acts of God, epidemic, pandemic, terrorist acts, shortage of supply, breakdowns or malfunctions, interruptions or malfunction of computer facilities, or loss of data due to power failures or mechanical difficulties with information storage or retrieval systems, labor difficulties, war, or civil unrest.
Section 26. Entire Agreement. This Agreement and the Warrant Certificate contain the entire agreement and understanding among the parties hereto with respect to the subject matter hereof, and supersedes all prior and contemporaneous agreements, understandings, inducements and conditions, express or implied, oral or written, of any nature whatsoever with respect to the subject matter hereof. Notwithstanding anything to the contrary contained in this Agreement, in the event of inconsistency between any provision in this Agreement and any provision in a Warrant Certificate, as it may from time to time be amended, all rights, duties obligations, liabilities and immunities of the Warrant Agent shall be governed and controlled by this Agreement. The Company shall not amend any provisions of the Warrant Certificate without the prior consent of the Warrant Agent, not to be unreasonably withheld or delayed.
Section 27. Severability. Wherever possible, each provision of this Agreement shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Agreement shall be prohibited by or invalid under applicable law, such provision shall be ineffective to the extent of such prohibition or invalidity, without invalidating the remainder of such provisions or the remaining provisions of this Agreement; provided, however, that if such prohibited and invalid provision shall adversely affect the rights, immunities, liabilities, duties or obligations of the Warrant Agent, the Warrant Agent shall be entitled to resign immediately upon written notice to the Company.
Section 28. Captions. The captions of the sections of this Agreement have been inserted for convenience only and shall not control or affect the meaning or construction of any of the provisions hereof.
[Signature page follows]

10

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of the day and year first above written.

THE REALREAL, INC.
By:	/s/ Todd Suko
Name: Todd Suko
Title: Interim Chief Financial Officer, Chief Legal Officer and Secretary

Exhibit 10.43

COMPUTERSHARE TRUST COMPANY, N.A., and COMPUTERSHARE INC., collectively as Warrant Agent
By:	/s/ Collin Ekeogu
Name: Collin Ekeogu
Title: Manager, Corporate Actions

12

Annex A
Form of Warrant Certificate Request Notice
WARRANT CERTIFICATE REQUEST NOTICE
To: Computershare Inc., as Warrant Agent for The RealReal, Inc. (the “Company”)
The undersigned Holder of Common Stock Warrants (“Warrants”) in the form of Global Warrants issued by the Company hereby elects to receive a Warrant Certificate evidencing the Warrants held by the Holder as specified below:
1. Name of Holder of Warrants in form of Global Warrants: _____________________________
2. Name of Holder in Warrant Certificate (if different from name of Holder of Warrants in form of Global Warrants): ________________________________
3. Number of Warrants in name of Holder in form of Global Warrants: ___________________
4. Number of Warrants for which Warrant Certificate shall be issued: __________________
5. Number of Warrants in name of Holder in form of Global Warrants after issuance of Warrant Certificate, if any: ___________
6. Warrant Certificate shall be delivered to the following address:
______________________________
______________________________
______________________________
______________________________
The undersigned hereby acknowledges and agrees that, in connection with this Warrant Exchange and the issuance of the Warrant Certificate, the Holder is deemed to have surrendered the number of Warrants in form of Global Warrants in the name of the Holder equal to the number of Warrants evidenced by the Warrant Certificate.
[SIGNATURE OF HOLDER]
Name of Investing Entity: __________________________________________________
Signature of Authorized Signatory of Investing Entity: ___________________________
Name of Authorized Signatory: ______________________________________________
Title of Authorized Signatory: _______________________________________________
Date: ___________________________________________________________________

Exhibit 1
Form of Warrant Certificate

The RealReal, Inc.
Form of Common Stock Warrant Certificate

Warrants: _______	Issuance Date: February 29, 2024
Certificate Number: _____-1
CUSIP: [___]
This COMMON STOCK WARRANT CERTIFICATE (this “Warrant Certificate”) certifies that, for value received, Cede & Co. or its assigns (the “Holder”) is entitled, upon the terms and subject to the limitations on exercise and the conditions hereinafter set forth, at any time on or after February 29, 2024 (the “Issuance Date”) and at or prior to the close of business on March 1, 2029 (the “Expiration Date”) but not thereafter, to subscribe for and purchase from THE REALREAL, INC., a Delaware corporation (the “Company”), for each warrant represented hereby (each, a “Warrant”), one share of common stock, par value $0.00001 per share (the “Common Stock”), of the Company (such number of shares of Common Stock for which each Warrant is exercisable, as adjusted pursuant to the terms hereof, the “Warrant Share Number”). The purchase price of one share of Common Stock upon exercise of the Warrants shall be equal to the Exercise Price (as defined below), subject to Section 1(d) below. Except as otherwise defined herein, capitalized terms in this Warrant Certificate shall have the meanings set forth in Section 19.
1.EXERCISE OF WARRANTS.
(a)Mechanics of Exercise.
i.Subject to the provisions of Section 1(f) herein, exercise of the purchase rights represented by each Warrant may be made, in whole or in part, at any time or times on or after the Issuance Date and on or before the Expiration Date by (x) in the case of Warrants represented by a Warrant Certificate that is not a Global Warrant, delivery to the Company pursuant to Section 9 hereof of a duly executed copy (or e-mail attachment) of the Exercise Notice in the form attached hereto as Exhibit A (the “Exercise Notice”) or (y) in the case of Global Warrants, complying with the applicable procedures of the Depositary. The date on which such applicable requirements are complied with is an “Exercise Date.” If (and only if) Cash Exercise is applicable to such exercise pursuant to Section 1(d) below, the Holder shall deliver the aggregate Exercise Price for the Warrant Shares covered by such exercise to the Warrant Agent at the office of the Warrant Agent designed for such purpose from time to time, by (A) wire transfer from a United States bank payable to the Warrant Agent or (B) payment to the Warrant Agent through the DTC system, unless cashless exercise is applicable, by no later than 10:00 a.m. Eastern time on the Trading Day immediately following the applicable Exercise Date. If less than all of the Warrants evidenced by a Warrant Certificate surrendered upon the exercise of the purchase rights represented by the Warrants are exercised at any time prior to the expiration of the Warrants, a new Warrant Certificate shall be issued for the remaining number of such Warrants, and the Warrant Agent is hereby authorized to countersign the required new Warrant Certificate pursuant to the terms of the Agreement. Partial exercises of this Warrant Certificate shall have the effect of lowering the outstanding number of Warrants represented hereby in an amount equal to the applicable number of Warrants exercised, and any new Warrant Certificate issued as a result thereof shall reflect such applicable lower number. The Holder and the Company shall maintain records showing the number of Warrants exercised and the date of such exercises.
ii.Delivery of Warrant Shares Upon Exercise. The Company shall instruct the Warrant Agent and take all actions as are reasonably within its control to cause the Warrant Shares issuable hereunder to be transmitted by the Transfer Agent to the Holder by crediting the account of the Holder or its designee with the Depository through its Deposit or Withdrawal at Custodian system (“DWAC”) by the date that is the earlier of (x) two (2) Trading Days after the applicable Exercise Date and (y) a number of Trading Days after the applicable Exercise Date equal to the then-standard settlement cycle on the Principal Market, but, solely if Cash Exercise is applicable to such exercise, no earlier than such time as the aggregate Exercise Price has been delivered to the Warrant Agent (such date, the “Warrant Share Delivery Date”). On the Exercise Date, the Holder shall be deemed

Exhibit 10.43
for all corporate purposes to have become the holder of record of the Warrant Shares issuable upon the applicable exercise, irrespective of the date of delivery of the Warrant Shares, provided that payment of the aggregate Exercise Price (solely in the case of Cash Exercise) is received by no later than 10:00 a.m. Eastern time on the Trading Day immediately following the applicable Exercise Date. The Company agrees to maintain a transfer agent that is a participant in the FAST program so long as the Warrants remain outstanding and exercisable. The Warrant Shares issuable hereunder shall be issued free of any restrictive legends and bearing an unrestricted CUSIP number.
iii.Delivery of New Warrant Certificate Upon Exercise. If this Warrant Certificate shall have been exercised in part, the Company shall, upon surrender of this Warrant Certificate, at the time of delivery of the Warrant Shares, deliver to the Holder a new Warrant Certificate evidencing the rights of the Holder to exercise the unexercised Warrants called for by this Warrant Certificate, which new Warrant Certificate shall in all other respects be identical with this Warrant Certificate.
iv.Rescission Rights. If the Company fails to instruct the Transfer Agent to transmit to the Holder the Warrant Shares pursuant to Section 1(a)(ii) by the Warrant Share Delivery Date, then the Holder will have the right to rescind the applicable exercise.
v.No Fractional Shares or Scrip. No fractional shares or scrip representing fractional shares shall be issued upon the exercise of the Warrants. As to any fraction of a share which the Holder would otherwise be entitled to receive upon such exercise (based on the aggregate number of Warrants exercised at a given time), the Company shall, at its election, either pay a cash adjustment in respect of such final fraction in an amount equal to such fraction multiplied by the Last Reported Sale Price of the Common Stock on the Exercise Date or round up to the next whole share.
vi.Charges, Taxes and Expenses. Issuance of Warrant Shares shall be made without charge to the Holder for any issue or transfer tax or governmental charges or other incidental expense in respect of the issuance of Warrant Shares, all of which taxes and expenses shall be paid by the Company, and such Warrant Shares shall be issued in the name of the Holder or in such name or names as may be directed by the Holder; provided, however, that in the event that Warrant Shares are to be issued in a name other than the name of the Holder, the Holder shall be responsible for any tax or governmental charges or other incidental expense and, to the extent the Company may be liable for such tax or charges, the Company shall not be required to issue or deliver any certificate for Warrant Shares until any such tax or governmental charge or other incidental expense shall have been paid or until it has been established to the Company’s reasonable satisfaction that no such tax or governmental charge or other incidental expense is due.
(b)Exercise Price. For purposes of the Warrants, “Exercise Price” means $1.71, subject to adjustment as provided herein.
(c)Company’s Failure to Timely Deliver Warrant Shares. In addition to any other rights available to the Holder, if the Company fails to instruct the Transfer Agent and take all other actions as are reasonably within its control to cause the Transfer Agent to transmit to the Holder the Warrant Shares in accordance with the provisions of Section 1(a) above pursuant to a valid exercise on or before the Warrant Share Delivery Date (other than any such failure that is solely due to any action or inaction by the Holder with respect to such exercise), and if after such date the Holder is required by its broker to purchase (in an open market transaction or otherwise) or the Holder’s brokerage firm otherwise purchases, shares of Common Stock to deliver in satisfaction of a sale by the Holder of the Warrant Shares which the Holder anticipated receiving upon such exercise (a “Buy-In”), then the Company shall (A) pay in cash to the Holder the amount, if any, by which (x) the Holder’s total purchase price (including brokerage commissions, if any) for the shares of Common Stock so purchased exceeds (y) the amount obtained by multiplying (1) the Warrant Share Number that the Company was required to deliver to the Holder in connection with the exercise at issue times (2) the price at which the sell order giving rise to such purchase obligation was executed, and (B) at the option of the Holder, either reinstate the portion of the Warrants, instructions for which were not given or other actions for which were not taken (in which case such exercise shall be deemed rescinded) or deliver to the Holder the number of shares of Common Stock that would have been issued had the Company timely complied with its obligations under Section 1(a)(ii). For example, if the Holder purchases Common Stock having a total purchase price of $11,000 to cover a Buy-In with respect to an attempted exercise of

Exhibit 10.43
Warrants to acquire shares of Common Stock with an aggregate sale price giving rise to such purchase obligation of $10,000, under clause (A) of the immediately preceding sentence the Company shall be required to pay the Holder $1,000. The Holder shall provide the Company written notice indicating the amounts payable to the Holder in respect of the Buy-In and, upon request of the Company, evidence of the amount of such loss. Nothing herein shall limit a Holder’s right to pursue any other remedies available to it hereunder, at law or in equity including, without limitation, a decree of specific performance or injunctive relief with respect to the Company’s failure to timely instruct the Transfer Agent and take all other actions reasonably within its control to cause the Transfer Agent to deliver shares of Common Stock upon exercise of the Warrants as required pursuant to the terms hereof. Provided that the Warrant Agent has performed its duties as soon as commercially practicable, the Warrant Agent shall not be liable for the Company’s failure to timely deliver the Warrant Shares pursuant to the terms of the Warrants, nor shall the Warrant Agent be liable for any liquidated damages or any other damages associated therewith. For purposes of this paragraph, references to the Holder include the beneficial owner of the Warrants.
(d)Exercise Method. Subject to the terms set forth herein, the Warrants may be exercised either (i) through “Cash Exercise”, which means that the Holder is required to pay the Exercise Price in cash for each Warrant Share to be purchased by the Holder and delivered by the Company pursuant to the terms of this Warrant Certificate and the Agreement, or (ii) through “Cashless Exercise”, which means that the Holder shall be entitled to authorize the Company to withhold from issuance a number of Warrant Shares issuable upon exercise of all Warrants being exercised by such Holder at such time as is required to pay the applicable Exercise Price, such that the Company shall deliver to the Holder for each Warrant exercised the “Net Number” of Warrant Shares, determined according to the following formula:

Net Number =	(A x B) - (A x C)
B

For purposes of the foregoing formula:
A =     the number of Warrant Shares with respect to which the Warrant is exercised on the applicable Exercise Date;
B =     the Last Reported Sale Price of the Common Stock on the Trading Day immediately preceding the applicable Exercise Date; and
C =     the Exercise Price in effect on the applicable Exercise Date.
Notwithstanding anything contained herein to the contrary, Cash Exercise shall apply with respect to any exercise of Warrants only if (i) the Company shall have provided written notice to the Holder at least five (5) Business Days prior to the applicable Exercise Date that Cash Exercise shall apply to any exercise of Warrants and shall not have subsequently provided another notice to the effect that Cashless Exercise shall apply, (ii) a registration statement registering the issuance and the resale of the Warrant Shares issuable upon exercise under the 1933 Act is effective and the related prospectus is available for use on the applicable Exercise Date and the Company expects such registration statement and prospectus to remain available for such resale for at least ten Business Days following such Exercise Date and (iii) such exercise of the Warrants and the issuance and resale of the Warrant Shares issuable upon exercise will be subject to registration under the registration statement contemplated by the immediately preceding clause (ii). At any time when Cash Exercise has been designated as applicable pursuant to clause (i) of the immediately preceding sentence, the Company shall notify the Holder at least three (3) Business Days prior to any such time when the registration statement specified in clause (ii) of the immediately preceding will not be available for use and such registration statement shall not subsequently be deemed available for use until the third Business Day after the Company shall have notified the Holder that such registration statement is again available for use. The Company may not change its election pursuant to clause (i) of the second immediately preceding sentence more than once in any six-month period. For the avoidance of doubt, if any of the conditions specified in clauses (i), (ii) or (iii) of the third immediately preceding sentence is not satisfied with respect to any exercise, Cashless Exercise shall apply to such exercise. The Company shall advise the Holder whether Cash Exercise or Cashless Exercise is currently applicable pursuant to the foregoing provisions promptly upon inquiry. If at any time the Holder pays the Exercise Price in connection with an exercise of Warrants and Cash Exercise is not applicable to such exercise, the

Exhibit 10.43
Company shall promptly (and in any event within one Business Day) return such Exercise Price to the Holder.
(e)Disputes. The number of Warrant Shares to be issued on any Cashless Exercise will be determined by the Company using the formula set forth in Section 1(d). In the case of a dispute as to the arithmetic calculation of the number of Warrant Shares to be issued pursuant to the terms hereof, the Company shall promptly issue to the Holder the number of Warrant Shares that are not disputed and resolve such dispute in accordance with Section 13.
(f)Limitations on Exercises. A beneficial owner of Warrants shall not have the right to receive any Warrant Shares upon exercise of any Warrant, and any such exercise shall be null and void and treated as if never made, to the extent that, after giving effect to such exercise, such beneficial owner together with the other Attribution Parties with respect to such beneficial owner collectively would beneficially own in excess of 4.99% (the “Maximum Percentage”) of the shares of Common Stock outstanding immediately after giving effect to such exercise. For purposes of the foregoing sentence, the aggregate number of shares of Common Stock beneficially owned by any beneficial owner and its Attribution Parties shall include the number of shares of Common Stock held by such beneficial owner and Attribution Parties plus the number of shares of Common Stock issuable upon exercise of the Warrants with respect to which the determination of such sentence is being made, but shall exclude shares of Common Stock which would be issuable upon (A) exercise of the remaining, unexercised Warrants beneficially owned by such beneficial owner or Attribution Parties; and (B) exercise or conversion of the unexercised or unconverted portion of any other securities of the Company (including, without limitation, any convertible notes or convertible preferred stock or warrants, including other Warrants) beneficially owned by such beneficial owner or Attribution Party subject to a limitation on conversion or exercise analogous to the limitation contained in this Section 1(f). For purposes of this Section 1(f), beneficial ownership shall be calculated in accordance with Sections 13 and 16 of the 1934 Act. For purposes of determining the number of outstanding shares of Common Stock the beneficial owner may acquire upon the exercise of Warrants without exceeding the Maximum Percentage, the beneficial owner may rely on the number of outstanding shares of Common Stock as reflected in the latest of (x) the Company’s most recent Annual Report on Form 10-K, Quarterly Report on Form 10-Q, Current Report on Form 8-K or other public filing with the SEC, as the case may be, (y) a more recent public announcement by the Company, or (z) any other written notice by the Company or the Transfer Agent, if any, setting forth the number of shares of Common Stock outstanding (the “Reported Outstanding Share Number”). If the Company receives an Exercise Notice from the Holder (or is notified of an exercise of Warrants in accordance with the applicable procedures of the Depositary) at a time when the actual number of outstanding shares of Common Stock is less than the Reported Outstanding Share Number, the Company shall (i) notify the Holder in writing of the number of shares of Common Stock then outstanding and, to the extent that such exercise would otherwise cause the applicable beneficial owner’s beneficial ownership, as determined pursuant to this Section 1(f), to exceed the Maximum Percentage, such beneficial owner must cause the Holder to notify the Company of a reduced number of Warrants to be exercised; and (ii) as soon as reasonably practicable, the Company shall return to the Holder any Exercise Price with respect to any Warrants no longer exercised. Upon the written or oral request of the Holder, the Company shall within two (2) Business Days confirm orally and in writing or by electronic mail to the Holder the number of shares of Common Stock then outstanding. In any case, the number of outstanding shares of Common Stock shall be determined after giving effect to the conversion or exercise of securities of the Company, including the Warrants, by the Holder and any other Attribution Party since the date as of which the Reported Outstanding Share Number was reported. Upon delivery of a written notice to the Company, a beneficial owner of Warrants may from time to time increase (with such increase not effective until the sixty-first (61st) day after delivery of such notice) or decrease the Maximum Percentage to any other percentage not in excess of 9.99% as specified in such notice; provided that (i) any such increase in the Maximum Percentage will not be effective until the sixty-first (61st) day after such notice is delivered to the Company and (ii) any such increase or decrease will apply only to such beneficial owner and its Attribution Parties and not to any other holder or beneficial owner of Warrants. No prior inability to exercise any Warrant pursuant to this paragraph shall have any effect on the applicability of the provisions of this paragraph with respect to any subsequent determination of exercisability. The limitation contained in this paragraph may not be waived and shall apply to a successor holder of the Warrants.
(g)Authorized Shares. The Company covenants that, during the period that any Warrant is outstanding, it will reserve from its authorized and unissued Common Stock a sufficient number of shares to provide for the issuance of the Warrant Shares upon the exercise of any purchase rights under the Warrants. The Company further covenants that its issuance of the Warrants shall

Exhibit 10.43
constitute full authority to its officers who are charged with the duty of issuing the necessary Warrant Shares upon the exercise of the purchase rights under the Warrants. The Company covenants that all Warrant Shares which may be issued upon the exercise of the purchase rights represented by the Warrants will, upon exercise of the purchase rights represented by the Warrants and payment for such Warrant Shares (if required) in accordance herewith, be duly authorized, validly issued, fully paid and nonassessable and free from all taxes, liens and charges created by the Company in respect of the issue thereof (other than taxes in respect of any transfer occurring contemporaneously with such issue) and prior to the applicable exercise date, the Company shall take all such reasonable action as may be necessary therefor.
1.ADJUSTMENT OF EXERCISE PRICE AND WARRANT SHARE NUMBER. The Exercise Price and Warrant Share Number are subject to adjustment from time to time as set forth in this Section 2.
(a)Stock Dividends and Splits. If the Company exclusively issues shares of Common Stock as a dividend or distribution on shares of the Common Stock, or if the Company effects a share split or share combination, the Exercise Price shall be adjusted based on the following formula:
where,
EP0     =     the Exercise Price in effect immediately prior to the open of business on the Ex-Dividend Date of such dividend or distribution, or immediately prior to the open of business on the effective date of such share split or share combination, as applicable;
EP’         =     the Exercise Price in effect immediately after the open of business on such Ex-Dividend Date or effective date, as the case may be;
OS0         =     the number of shares of Common Stock outstanding immediately prior to the open of business on such Ex-Dividend Date or effective date (before giving effect to any such dividend, distribution, share split or share combination), as the case may be; and
OS’         =     the number of shares of Common Stock outstanding immediately after giving effect to such dividend, distribution, share split or share combination, as the case may be.
If any adjustment to the Exercise Price is made pursuant to this Section 2(a), the Warrant Share Number shall be adjusted by multiplying the Warrant Share Number in effect immediately prior to such adjustment by a fraction, the numerator of which shall be the Exercise Price immediately prior to such adjustment, and the denominator of which shall be the Exercise Price immediately thereafter.
Any adjustment made under this Section 2(a) shall become effective immediately after the open of business on the Ex-Dividend Date for such dividend or distribution, or immediately after the open of business on the effective date for such share split or share combination, as applicable. If any dividend or distribution of the type described in this Section 2(a) is declared but not so paid or made, the Exercise Price and Warrant Share Number shall be immediately readjusted, effective as of the date the board of directors of the Company determines not to pay such dividend or distribution, to the Exercise Price and Warrant Share Number that would then be in effect if such dividend or distribution had not been declared.
(b)Rights, Options and Warrants. If the Company issues to all or substantially all holders of the Common Stock any rights, options or warrants (other than in connection with a stockholder rights plan) entitling them, for a period of not more than 60 calendar days after the announcement date of such issuance, to subscribe for or purchase shares of the Common Stock at a price per share that is less than the average of the Last Reported Sale Prices of the Common Stock for the 10 consecutive Trading Day period ending on, and including, the Trading Day immediately preceding the date of announcement of such issuance, the Exercise Price shall be decreased based on the following formula:
where,

Exhibit 10.43
EP0     =    the Exercise Price in effect immediately prior to the open of business on the Ex-Dividend Date for such issuance;
EP’     =    the Exercise Price in effect immediately after the open of business on such Ex-Dividend Date;
OS0         =    the number of shares of Common Stock outstanding immediately prior to the open of business on such Ex-Dividend Date;
X         =    the total number of shares of Common Stock issuable pursuant to such rights, options or warrants; and
Y         =    the number of shares of Common Stock equal to the aggregate price payable to exercise such rights, options or warrants, divided by the average of the Last Reported Sale Prices of the Common Stock over the 10 consecutive Trading Day period ending on, and including, the Trading Day immediately preceding the date of announcement of the issuance of such rights, options or warrants.
If any adjustment to the Exercise Price is made pursuant to this Section 2(b), the Warrant Share Number shall be adjusted by multiplying the Warrant Share Number in effect immediately prior to such adjustment by a fraction, the numerator of which shall be the Exercise Price immediately prior to such adjustment, and the denominator of which shall be the Exercise Price immediately thereafter.
Any adjustment made under this Section 2(b) shall become effective immediately after the open of business on the Ex-Dividend Date for such dividend or distribution, or immediately after the open of business on the effective date for such share split or share combination, as applicable. If any dividend or distribution of the type described in this Section 2(b) is declared but not so paid or made, the Exercise Price and Warrant Share Number shall be immediately readjusted, effective as of the date the board of directors of the Company determines not to pay such dividend or distribution, to the Exercise Price and Warrant Share Number that would then be in effect if such dividend or distribution had not been declared.
Any adjustment made under this Section 2(b) shall be made successively whenever any such rights, options or warrants are issued and shall become effective immediately after the open of business on the Ex-Dividend Date for such issuance. To the extent that shares of the Common Stock are not delivered after the expiration of such rights, options or warrants, the Exercise Price and Warrant Share Number shall be adjusted to the Exercise Price and Warrant Share Number that would then be in effect had the adjustment with respect to the issuance of such rights, options or warrants been made on the basis of delivery of only the number of shares of Common Stock actually delivered. If such rights, options or warrants are not so issued, the Exercise Price and Warrant Share Number shall be adjusted to the Exercise Price and Warrant Share Number that would then be in effect if such Ex-Dividend Date for such issuance had not occurred.
For purposes of this Section 2(b), in determining whether any rights, options or warrants entitle the holders of Common Stock to subscribe for or purchase shares of the Common Stock at less than such average of the Last Reported Sale Prices of the Common Stock for the 10 consecutive Trading Day period ending on, and including, the Trading Day immediately preceding the date of announcement of such issuance, and in determining the aggregate offering price of such shares of Common Stock, there shall be taken into account any consideration received by the Company for such rights, options or warrants and any amount payable on exercise or conversion thereof, the value of such consideration, if other than cash, to be determined by the Company.
(c)Spin-Offs and Other Distributed Property.
(1) Distributions Other than Spin-Offs. If the Company distributes shares of its Capital Stock, evidences of its indebtedness, other assets or property of the Company or rights, options or warrants to acquire its Capital Stock or other securities of the Company, to all or substantially all holders of the Common Stock, excluding (i) dividends, distributions or issuances (including share splits) as to which an adjustment was effected pursuant to Section 2(a) or Section 2(b), (ii) dividends or distributions paid exclusively in cash as to which an adjustment was effected pursuant to Section 2(d), (iii) rights issued pursuant a stockholder rights plan, (iv) distributions of Reference Property in a Merger Event and (v) Spin-Offs as to which the provisions set forth below in this Section 2(c) shall apply (any of such shares of Capital Stock, evidences of indebtedness, other assets or property or rights, options or warrants to acquire Capital Stock or other securities, the “Distributed Property”), then the Exercise Price shall be decreased based on the following formula:

Exhibit 10.43
where,
EP0         =    the Exercise Price in effect immediately prior to the open of business on the Ex-Dividend Date for such distribution;
EP’         =     the Exercise Price in effect immediately after the open of business on such Ex-Dividend Date;
SP0     =     the average of the Last Reported Sale Prices of the Common Stock over the 10 consecutive Trading Day period ending on, and including, the Trading Day immediately preceding the Ex-Dividend Date for such distribution; and
FMV     =     the fair market value (as determined by the Company) of the Distributed Property with respect to each outstanding share of the Common Stock on the Ex-Dividend Date for such distribution.
If any adjustment to the Exercise Price is made pursuant to the portion of this Section 2(c) above, the Warrant Share Number shall be adjusted by multiplying the Warrant Share Number in effect immediately prior to such adjustment by a fraction, the numerator of which shall be the Exercise Price immediately prior to such adjustment, and the denominator of which shall be the Exercise Price immediately thereafter.
Any adjustment made under the portion of this Section 2(c) above shall become effective immediately after the open of business on the Ex-Dividend Date for such distribution. If such distribution is not so paid or made, the Exercise Price and Warrant Share Number shall be increased to the Exercise Price and Warrant Share Number that would then be in effect if such distribution had not been declared. In the case of any distribution of rights, options or warrants, to the extent any such rights, options or warrants expire unexercised, the Exercise Price and Warrant Share Number shall be immediately readjusted to the Exercise Price and Warrant Share Number that would then be in effect had the adjustment made for the distribution of such rights, options or warrants been made on the basis of delivery of only the number of shares of Common Stock actually delivered upon exercise of such rights, options or warrants. Notwithstanding the foregoing, if “FMV” (as defined above) is equal to or greater than “SP0” (as defined above), in lieu of the foregoing adjustment, each Holder shall receive, in respect of each Warrant, at the same time and upon the same terms as holders of the Common Stock receive the Distributed Property, the amount and kind of Distributed Property such Holder would have received if such Holder owned the number of shares of Common Stock equal to the Warrant Share Number on the record date for the distribution.
(2) Spin-Offs. With respect to an adjustment pursuant to this Section 2(c) where there has been a payment of a dividend or other distribution on the Common Stock of shares of Capital Stock of any class or series, or similar equity interest, of or relating to any of its subsidiaries or other business units of the Company, that are, or, when issued, will be, listed or admitted for trading on a U.S. national securities exchange (a “Spin-Off”), the Exercise Price shall be decreased based on the following formula:
where,
EP0        =    the Exercise Price in effect immediately prior to the end of the Valuation Period;
EP’        =    the Exercise Price in effect immediately after the end of the Valuation Period;
FMV0     =    the average of the Last Reported Sale Prices of the Capital Stock or similar equity interest distributed to holders of the Common Stock applicable to one share of the Common Stock (determined by reference to the definition of Last Reported Sale Price as if references therein to Common Stock were to such Capital Stock or similar equity interest) over the first 10 consecutive Trading Day period after, and including, the Ex-Dividend Date of the Spin-Off (the “Valuation Period”), provided that, if there is no Last Reported Sale Price of the Capital Stock or similar equity

Exhibit 10.43
interest distributed to holders of the Common Stock on such Ex-Dividend Date, the “Valuation Period” shall be the 10 consecutive Trading Day period after, and including the first Trading Day such Last Reported Sale Price is available; and
MP0         =    the average of the Last Reported Sale Prices of the Common Stock over the Valuation Period.
If any adjustment to the Exercise Price is made pursuant to the portion of this Section 2(c) above, the Warrant Share Number shall be adjusted by multiplying the Warrant Share Number in effect immediately prior to such adjustment by a fraction, the numerator of which shall be the Exercise Price immediately prior to such adjustment, and the denominator of which shall be the Exercise Price immediately thereafter.
The adjustment to the Exercise Price and Warrant Share Number under the portion this Section 2(c) above shall occur at the close of business on the last Trading Day of the Valuation Period. If any dividend or distribution that constitutes a Spin-Off is declared but not so paid or made, the Exercise Price and Warrant Share Number shall be immediately readjusted, effective as of the date the board of directors of the Company determines not to pay or make such dividend or distribution, to the Exercise Price and Warrant Share Number that would then be in effect if such dividend or distribution had not been declared or announced.
For purposes of this Section 2(c), rights, options or warrants distributed by the Company to all holders of the Common Stock entitling them to subscribe for or purchase shares of the Company’s Capital Stock, including Common Stock (either initially or under certain circumstances), other than rights issued pursuant a stockholder rights plan, which rights, options or warrants, until the occurrence of a specified event or events (“Trigger Event”): (i) are deemed to be transferred with such shares of the Common Stock; (ii) are not exercisable; and (iii) are also issued in respect of future issuances of the Common Stock, shall be deemed not to have been distributed for purposes of this Section 2(c) (and no adjustment to the Exercise Price or Warrant Share Number under this Section 2(c) will be required) until the occurrence of the earliest Trigger Event, whereupon such rights, options or warrants shall be deemed to have been distributed and an appropriate adjustment (if any is required) to the Exercise Price and Warrant Share Number shall be made under this Section 2(c). If any such right, option or warrant, including any such existing rights, options or warrants distributed prior to the Issuance Date, are subject to events, upon the occurrence of which such rights, options or warrants become exercisable to purchase different securities, evidences of indebtedness or other assets, then the date of the occurrence of any and each such event shall be deemed to be the date of distribution and Ex-Dividend Date with respect to new rights, options or warrants with such rights (in which case the existing rights, options or warrants shall be deemed to terminate and expire on such date without exercise by any of the holders thereof). In addition, in the event of any distribution (or deemed distribution) of rights, options or warrants, or any Trigger Event or other event (of the type described in the immediately preceding sentence) with respect thereto that was counted for purposes of calculating a distribution amount for which an adjustment to the Exercise Price and Warrant Share Number under this Section 2(c) was made, (1) in the case of any such rights, options or warrants that shall all have been redeemed or purchased without exercise by any holders thereof, upon such final redemption or purchase (x) the Exercise Price and Warrant Share Number shall be readjusted as if such rights, options or warrants had not been issued and (y) the Exercise Price and Warrant Share Number shall then again be readjusted to give effect to such distribution, deemed distribution or Trigger Event, as the case may be, as though it were a cash distribution, equal to the per share redemption or purchase price received by a holder or holders of Common Stock with respect to such rights, options or warrants (assuming such holder had retained such rights, options or warrants), made to all holders of Common Stock as of the date of such redemption or purchase, and (2) in the case of such rights, options or warrants that shall have expired or been terminated without exercise by any holders thereof, the Exercise Price and Warrant Share Number shall be readjusted as if such rights, options and warrants had not been issued.
For purposes of Section 2(a), Section 2(b) and this Section 2(c), if any dividend or distribution to which this Section 2(c) is applicable also includes one or both of:
(A) a dividend or distribution of shares of Common Stock to which Section 2(a) is applicable (the “Clause A Distribution”); or
(B) a dividend or distribution of rights, options or warrants to which Section 2(b) is applicable (the “Clause B Distribution”), then, in either case, (1) such dividend or distribution, other than the Clause A Distribution and the Clause B Distribution, shall be deemed to be a dividend or distribution to which this Section 2(c) is

Exhibit 10.43
applicable (the “Clause C Distribution”) and any Exercise Price and Warrant Share Number adjustment required by this Section 2(c) with respect to such Clause C Distribution shall then be made, and (2) the Clause A Distribution and Clause B Distribution shall be deemed to immediately follow the Clause C Distribution and any Exercise Price and Warrant Share Number adjustment required by Section 2(a) and Section 2(b) with respect thereto shall then be made, except that, if determined by the Company, (I) the “Ex-Dividend Date” of the Clause A Distribution and the Clause B Distribution shall be deemed to be the Ex-Dividend Date of the Clause C Distribution and (II) any shares of Common Stock included in the Clause A Distribution or Clause B Distribution shall be deemed not to be “outstanding immediately prior to the open of business on such Ex-Dividend Date or effective date” within the meaning of Section 2(a) or “outstanding immediately prior to the open of business on such Ex-Dividend Date” within the meaning of Section 2(b).
(d)Cash Dividends or Distributions. If the Company makes any cash dividend or distribution to all or substantially all holders of the Common Stock, the Exercise Price shall be adjusted based on the following formula:
where,
EP0         =     the Exercise Price in effect immediately prior to the open of business on the Ex-Dividend Date for such dividend or distribution;
EP’         =     the Exercise Price in effect immediately after the open of business on the Ex-Dividend Date for such dividend or distribution;
SP0         =     the Last Reported Sale Price of the Common Stock on the Trading Day immediately preceding the Ex-Dividend Date for such dividend or distribution; and
C         =     the amount in cash per share the Company distributes to all or substantially all holders of the Common Stock.
If any adjustment to the Exercise Price is made pursuant to this Section 2(d), the Warrant Share Number shall be adjusted by multiplying the Warrant Share Number in effect immediately prior to such adjustment by a fraction, the numerator of which shall be the Exercise Price immediately prior to such adjustment, and the denominator of which shall be the Exercise Price immediately thereafter.
Any adjustment made under this Section 2(d) shall become effective immediately after the open of business on the Ex-Dividend Date for such dividend or distribution. If such dividend or distribution is not so paid, the Exercise Price and Warrant Share Number shall be readjusted, effective as of the date the board of directors of the Company determines not to make or pay such dividend or distribution, to be the Exercise Price and Warrant Share Number that would then be in effect if such dividend or distribution had not been declared. Notwithstanding the foregoing, if “C” (as defined above) is equal to or greater than “SP0” (as defined above), in lieu of the foregoing increase, each Holder shall receive, for each Warrant it holds, at the same time and upon the same terms as holders of shares of the Common Stock, the amount of cash that such Holder would have received if such Holder owned a number of shares of Common Stock equal to the Warrant Share Number on the record date for such cash dividend or distribution.
(e)Tender Offers or Exchange Offers. If the Company or any of its subsidiaries make a payment in respect of a tender or exchange offer for the Common Stock that is subject to the then applicable tender offer rules under the 1934 Act, other than an odd lot tender offer, to the extent that the cash and value of any other consideration included in the payment per share of the Common Stock exceeds the average of the Last Reported Sale Prices of the Common Stock over the 10 consecutive Trading Day period commencing on, and including, the Trading Day next succeeding the last date on which tenders or exchanges may be made pursuant to such tender or exchange offer, the Exercise Price shall be decreased based on the following formula:
where,

Exhibit 10.43
EP0        =    the Exercise Price in effect immediately prior to the close of business on the 10th Trading Day immediately following, and including, the Trading Day next succeeding the date such tender or exchange offer expires;
EP’         =    the Exercise Price in effect immediately after the close of business on the 10th Trading Day immediately following, and including, the Trading Day next succeeding the date such tender or exchange offer expires;
AC         =     the aggregate value of all cash and any other consideration (as determined by the Company) paid or payable for shares of Common Stock purchased in such tender or exchange offer;
OS0         =     the number of shares of Common Stock outstanding immediately prior to the date such tender or exchange offer expires (prior to giving effect to the purchase of all shares of Common Stock accepted for purchase or exchange in such tender or exchange offer);
OS’         =     the number of shares of Common Stock outstanding immediately after the date such tender or exchange offer expires (after giving effect to the purchase of all shares of Common Stock accepted for purchase or exchange in such tender or exchange offer); and
SP’         =     the average of the Last Reported Sale Prices of the Common Stock over the 10 consecutive Trading Day period commencing on, and including, the Trading Day next succeeding the date such tender or exchange offer expires.
If any adjustment to the Exercise Price is made pursuant to this Section 2(e), the Warrant Share Number shall be adjusted by multiplying the Warrant Share Number in effect immediately prior to such adjustment by a fraction, the numerator of which shall be the Exercise Price immediately prior to such adjustment, and the denominator of which shall be the Exercise Price immediately thereafter.
The adjustment to the Exercise Price under this Section 2(e) shall occur at the close of business on the 10th consecutive Trading Day immediately following, and including, the Trading Day next succeeding the date such tender or exchange offer expires. If the Company or one of its subsidiaries is obligated to purchase Common Stock pursuant to any such tender or exchange offer described in this Section 2(e) but the Company is, or such subsidiary is, permanently prevented by applicable law from effecting any such purchase or all such purchases are rescinded, the Exercise Price and Warrant Share Number will be readjusted to be the Exercise Price and Warrant Share Number that would then be in effect if such tender or exchange offer had not been made or had been made only in respect of the purchases that have been effected.
(f)Whenever any provision of this Warrant Certificate requires the Company to calculate the Last Reported Sale Prices over a span of multiple days (including, without limitation, a Valuation Period), the Company shall make appropriate adjustments (without duplication in respect of any adjustment made pursuant to the provisions described under Section 2) to each to account for any adjustment to the Exercise Price and Warrant Share Number that becomes effective, or any event requiring an adjustment to the Exercise Price and Warrant Share Number where the Ex-Dividend Date, effective date or expiration date of the event occurs, at any time during the period when the Last Reported Sale Prices are to be calculated.
(g)Notwithstanding this Section 2 or any other provision of the Warrants, if an Exercise Price or Warrant Share Number adjustment becomes effective on any Ex-Dividend Date, and a Holder that has exercised a Warrant on or after such Ex-Dividend Date and on or prior to the related record date would be treated as the record holder of the shares of Common Stock as of the Exercise Date based on an adjusted Exercise Price or Warrant Share Number, as applicable, for such Ex-Dividend Date, then, notwithstanding the Exercise Price or Warrant Share Number adjustment provisions in this Section 2, the Exercise Price or Warrant Share Number adjustment, as applicable, relating to such Ex-Dividend Date shall not be made for such exercising Holder. Instead, such Holder shall be treated as if such Holder were the record owner of the shares of Common Stock on an unadjusted basis and participate in the related dividend, distribution or other event giving rise to such adjustment.
(h)If the Company has a stockholder rights plan in effect upon exercise of the Warrants, each share of Common Stock, if any, issued upon such exercise shall be entitled to receive the appropriate number of rights, if any, as may be provided by the terms of any such stockholder rights plan, as the same may be amended from time to time. However, if, prior to any exercise of Warrants, the rights have separated from the shares of Common Stock in accordance with the provisions of the applicable stockholder rights plan so that the Holders would not be entitled to receive any rights in respect of Common Stock,

Exhibit 10.43
if any, issuable upon exercise of the Warrants, the Exercise Price and Warrant Share Number shall be adjusted at the time of separation as if the Company distributed to all or substantially all holders of the Common Stock Distributed Property as provided in Section 2(c), subject to readjustment in the event of the expiration, termination or redemption of such rights.
2.MERGER EVENTS.
(a)In the case of:
i.any recapitalization, reclassification or change of the Common Stock (other than a change to par value, or from par value to no par value, or changes resulting from a subdivision or combination),
ii.any consolidation, merger, combination or similar transaction involving the Company,
iii.any sale, lease or other transfer to a third party of the consolidated assets of the Company and the Company’s subsidiaries substantially as an entirety or
iv.any statutory share exchange,
in each case, as a result of which the Common Stock would be converted into, or exchanged for, stock, other securities, other property or assets (including cash or any combination thereof) (any such event, a “Merger Event”), then, at and after the effective time of such Merger Event, the right to purchase Common Stock represented by each Warrant shall be changed into a right to purchase the kind and amount of shares of stock, other securities or other property or assets (including cash or any combination thereof) that a holder of a number of shares of Common Stock equal to the Warrant Share Number immediately prior to such Merger Event would have owned or been entitled to receive (the “Reference Property”, with each “unit of Reference Property” meaning the kind and amount of Reference Property that a holder of one share of Common Stock is entitled to receive) upon such Merger Event and, at the effective time of such Merger Event, the Company or the successor or purchasing Person, as the case may be, shall execute with the Warrant Agent an amendment of this Warrant Certificate providing for such change in the right to exercise each Warrant; provided, however, that at and after the effective time of the Merger Event, any shares of Common Stock that the Company would have been required to deliver upon exercise of the Warrants in accordance with this Warrant Certificate shall instead be deliverable in the amount and type of Reference Property that a holder of that number of shares of Common Stock would have received in such Merger Event.
If the Merger Event causes the Common Stock to be converted into, or exchanged for, the right to receive more than a single type of consideration (determined based in part upon any form of stockholder election), then (i) the Reference Property for which the Warrants shall be exercisable shall be deemed to be the weighted average of the types and amounts of consideration received by the holders of Common Stock, and (ii) the unit of Reference Property for purposes of the immediately preceding paragraph shall refer to the consideration referred to in clause (i) attributable to one share of Common Stock. The Company shall notify Holders and the Warrant Agent in writing of such weighted average as soon as reasonably practicable after such determination is made.
If the Reference Property in respect of any such Merger Event includes, in whole or in part, shares of common equity, the amendment of this Warrant Certificate described in the second immediately preceding paragraph shall provide for anti-dilution and other adjustments that shall be as nearly equivalent as is possible to the adjustments provided for in Section 2 and this Section 3 with respect to the portion of Reference Property constituting such Common Equity. If, in the case of any Merger Event, the Reference Property includes shares of stock, securities or other property or assets (other than cash and/or cash equivalents) of a Person other than the Company or the successor or purchasing corporation, as the case may be, in such Merger Event, then such amendment shall also be executed by such other Person and shall contain such additional provisions to protect the interests of the Holders as the Company shall reasonably consider necessary by reason of the foregoing, including the provisions providing for the purchase rights set forth in Section 1. The Company shall not become party to any such Merger Event unless its terms are consistent with this Section 3.
(b)When the Company executes an amendment pursuant to subsection (a) of this Section 3, the Company shall promptly file with the Warrant Agent a certificate briefly stating the reasons therefor, the kind or amount of cash, securities or property or asset that will comprise a unit of Reference Property after any such Merger Event, any adjustment to be made with respect thereto and that all conditions precedent have been complied with, and shall promptly deliver or cause to be delivered notice thereof to all Holders. The Company shall cause notice of the execution of such amendment to be delivered to each

Exhibit 10.43
Holder within 20 days after execution thereof. Failure to deliver such notice shall not affect the legality or validity of such amendment.
(c)None of the foregoing provisions shall affect the right of a Holder of Warrants to exercise its Warrants prior to the effective date of such Merger Event.
(d)The Company shall not consolidate with, merge with or into, or sell, convey, transfer or lease all or substantially all of the consolidated properties and assets of the Company and its subsidiaries, taken as a whole, to another Person (other than one or more of its wholly-owned subsidiaries), unless (i) the resulting, surviving or transferee Person (the “Successor Company”), if not the Company, shall be a corporation, partnership, limited liability company or similar entity organized and existing under the laws of the United States of America, any State thereof or the District of Columbia, in each case, that is treated either as a corporation or as a disregarded entity for U.S. federal income tax purposes (and, for the avoidance of doubt, is not treated as a partnership for U.S. federal income tax purposes), (ii) subject to clause (iii), the Successor Company (if not the Company) shall expressly assume all of the obligations of the Company under the Warrants and (iii) if the Successor Company is not an entity treated as a corporation for U.S. federal income tax purposes, the Warrants shall be exercisable for equity in an entity treated as a corporation for U.S. federal income tax purposes that is organized or existing under the laws of the United States of America, any State thereof or the District of Columbia and is the regarded owner of the Successor Company for U.S. federal income tax purposes.
(e)The above provisions of this Section shall similarly apply to successive Merger Events.
3.BLACK SCHOLES VALUE. At the request of the Holder delivered at any time commencing on the earliest to occur of (x) the public disclosure of any Fundamental Change and (y) the consummation of any Fundamental Change through the date that is sixty (60) days after the public disclosure of the consummation of such Fundamental Change by the Company pursuant to a Current Report on Form 8-K filed with the SEC, the Company shall purchase the Warrants from the Holder by paying to the Holder cash in an amount equal to the Black Scholes Value for each Warrant. Payment of such amount shall be made by the Company to the Holder on the fifth (5th) Trading Day after the date of such request.
4.NONCIRCUMVENTION. The Company hereby covenants and agrees that the Company will not, by amendment of its certificate of incorporation or bylaws or through any reorganization, transfer of assets, consolidation, merger, scheme of arrangement, dissolution, issuance or sale of securities, or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms of the Warrants. Without limiting the generality of the foregoing, the Company (a) shall not increase the par value of any shares of Common Stock receivable upon the exercise of this Warrant above the Exercise Price then in effect, and (b) shall take all such reasonable actions as may be necessary or appropriate in order that the Company may validly and legally issue fully paid and non-assessable shares of Common Stock upon the exercise of the Warrants.
5.WARRANT HOLDER NOT DEEMED A STOCKHOLDER. The Holder, solely in its capacity as a holder of the Warrants, shall not be entitled to vote or receive dividends or be deemed the holder of share capital of the Company for any purpose, nor shall anything contained in this Warrant Certificate be construed to confer upon the Holder, solely in its capacity as the Holder of the Warrants, any of the rights of a stockholder of the Company or any right to vote, give or withhold consent to any corporate action (whether any reorganization, issue of stock, reclassification of stock, consolidation, merger, conveyance or otherwise), receive notice of meetings, receive dividends or subscription rights, or otherwise, prior to the issuance to the Holder of the Warrant Shares which it is then entitled to receive upon the due exercise of the Warrants. In addition, nothing contained in this Warrant Certificate shall be construed as imposing any liabilities on the Holder to purchase any securities (upon exercise of the Warrants or otherwise) or as a stockholder of the Company, whether such liabilities are asserted by the Company or by creditors of the Company. Notwithstanding this Section 6, the Company shall provide the Holder with copies of the same notices and other information given to the stockholders of the Company generally, contemporaneously with the giving thereof to the stockholders; provided, however, that the Company shall not be obligated to provide such notice or information if it is filed with the SEC through EDGAR and available to the public through the EDGAR system.
6.TRANSFER OF WARRANTS.
(a)Transferability. This Warrant Certificate and all rights hereunder are transferable, in whole or in part, upon surrender of this Warrant Certificate at the principal office of the Company or the office or offices of its designated agent (which includes the Warrant Agent), designated for such purpose, together with a written assignment of this Warrant Certificate substantially in the form attached hereto duly executed by the Holder or its agent or attorney and funds sufficient to pay any taxes or

Exhibit 10.43
governmental charges payable upon the making of such transfer. Upon such surrender and, if required, such payment, the Company and the Warrant Agent shall execute and deliver a new Warrant Certificate or Certificates in the name of the assignee or assignees, as applicable, and in the denomination or denominations specified in such instrument of assignment, and shall issue to the assignor a new Warrant Certificate evidencing the portion of this Warrant Certificate not so assigned, and this Warrant Certificate shall promptly be cancelled. At any time when the Holder has assigned this Warrant Certificate in full, the Holder shall surrender this Warrant Certificate to the Company within three (3) Trading Days of the date the Holder delivers an assignment form to the Company assigning this Warrant Certificate in full. The Warrants, if properly assigned in accordance herewith, may be exercised by a new holder for the purchase of Warrant Shares without having a new Warrant Certificate issued. Any party requesting transfer of Warrants or the Warrant Shares must provide any evidence of authority that may be required by the Warrant Agent, including, but not limited to, a signature guarantee from an eligible guarantor institution participating in a signature guarantee program approved by the Securities Transfer Association.
(b)New Warrant Certificates. If this Warrant Certificate is not held in global form through DTC (or any successor depositary), this Warrant Certificate may be divided or combined with other Warrant Certificates upon presentation hereof at the aforesaid office of the Company or the Warrant Agent, together with a written notice specifying the names and denominations in which new Warrant Certificates are to be issued, signed by the Holder or its agent or attorney. Subject to compliance with Section 7(a), as to any transfer which may be involved in such division or combination, the Company shall execute and deliver a new Warrant Certificate or Certificates in exchange for the Warrant Certificate or Certificates to be divided or combined in accordance with such notice. All Warrant Certificates issued on transfers or exchanges shall be dated the Issuance Date and shall be identical with this Warrant Certificate except as to the number of Warrants represented thereby.
(c)Warrant Register. The Warrant Agent shall register this Warrant Certificate upon records to be maintained by the Warrant Agent (or, as applicable, the Company) for that purpose (the “Warrant Register”), in the name of the record Holder hereof from time to time. The Company and the Warrant Agent may deem and treat the registered Holder of this Warrant as the absolute owner hereof for the purpose of any exercise hereof or any distribution to the Holder, and for all other purposes, absent actual notice to the contrary.
7.WITHHOLDING. The Company (or other applicable withholding agent) shall be entitled to deduct and withhold taxes on all payments and distributions (or deemed distributions) on any Warrant to the extent required by applicable Law. The Holders shall provide the Company (or other applicable withholding agent) with any necessary tax forms, including an Internal Revenue Service Form W-9 or appropriate Internal Revenue Service Form W-8, as applicable, and any similar information. To the extent that any amounts are so deducted or withheld and timely remitted to the appropriate governmental authority in accordance with applicable Law, such deducted or withheld amounts shall be treated for all purposes of any Warrant as having been paid to the Person in respect of which such deduction or withholding was made. Each Holder agrees, and each holder and beneficial owner of a Warrant, by its acquisition or ownership of any Warrant is deemed to agree, that, in the event the Company (or other applicable withholding agent) previously remitted any amounts to a governmental authority on account of taxes required to be deducted or withheld in respect of any payment or distribution (or deemed distribution) with respect to a Warrant, (i) the Company (or other applicable withholding agent) shall be entitled to offset any such amounts against (1) any amounts otherwise payable to such Holder or beneficial owner in respect of any Warrant (including from any Warrant Shares otherwise issuable upon exercise of a Warrant) or any Warrant Shares issued upon exercise of any Warrant, or (2) sales proceeds received by, or other funds or assets of, such Holder or beneficial owner or (ii) the Company shall be entitled to require any Holder in respect of whom such remittance was made to reimburse and indemnify the Company for such amounts (and such Holder shall promptly so reimburse and indemnify the Company upon demand).
8.NOTICES. Any and all notices or other communications or deliveries to be provided by the Holders hereunder, including, without limitation, any Exercise Notice, shall be in writing and delivered by e-mail addressed to the Company, at the following address or such other email address or address as the Company may specify for such purposes by notice to the Holders:
        The RealReal, Inc.
        Attention: Legal Department and Accounting Department
        E-mail: legal@therealreal.com; accounting@therealreal.com

        with a copy to (for informational purposes only):

Exhibit 10.43
        Wachtell, Lipton, Rosen & Katz
        Attention: Josh R. Cammaker, Michael S. Benn and Benjamin S. Arfa
        E-mail: JRCammaker@wlrk.com, MSBenn@wlrk.com and BSArfa@wlrk.com

9.. Any and all notices or other communications or deliveries to be provided by the Company hereunder shall be in writing and delivered personally, by facsimile, by e-mail or sent by a nationally recognized overnight courier service addressed to the Holder at the facsimile number, email address or address of the Holder appearing in the books of the Warrant Agent. Any notice or other communication or deliveries hereunder shall be deemed given and effective on the earliest of (i) the date of transmission, if such notice or communication is delivered via facsimile at the facsimile number, if applicable, or e-mail at the e-mail address set forth in this Section prior to 5:30 p.m. (Eastern time) on any date; (ii) the next Trading Day after the date of transmission, if such notice or communication is delivered via facsimile at the facsimile number, if applicable, or e-mail at the e-mail address set forth in this Section on a day that is not a Trading Day or later than 5:30 p.m. (Eastern time) on any Trading Day; (iii) the second Trading Day following the date of mailing, if sent by U.S. nationally recognized overnight courier service; or (iv) upon actual receipt by the party to whom such notice is required to be given. Notwithstanding any other provision of this Warrant Certificate, where this Warrant Certificate provides for notice of any event to the Holder, if this Warrant is held in global form by DTC (or any successor depositary), such notice shall be sufficiently given if given to DTC (or any successor depositary) pursuant to the procedures of DTC (or such successor depositary).
10.AMENDMENT AND WAIVER. Except as otherwise provided herein, the provisions of this Warrant Certificate may be amended only in accordance with Section 20 of the Warrant Agency Agreement. No waiver shall be effective unless it is in writing and signed by an authorized representative of the waiving party.
11.SEVERABILITY. If any provision of this Warrant Certificate is prohibited by law or otherwise determined to be invalid or unenforceable by a court of competent jurisdiction, the provision that would otherwise be prohibited, invalid or unenforceable shall be deemed amended to apply to the broadest extent that it would be valid and enforceable, and the invalidity or unenforceability of such provision shall not affect the validity of the remaining provisions of this Warrant Certificate so long as this Warrant Certificate as so modified continues to express, without material change, the original intentions of the parties as to the subject matter hereof and the prohibited nature, invalidity or unenforceability of the provision(s) in question does not substantially impair the respective expectations or reciprocal obligations of the parties or the practical realization of the benefits that would otherwise be conferred upon the parties. The parties will endeavor in good faith negotiations to replace the prohibited, invalid or unenforceable provision(s) with a valid provision(s), the effect of which comes as close as possible to that of the prohibited, invalid or unenforceable provision(s).
12.GOVERNING LAW. All questions concerning the construction, validity, enforcement and interpretation of this Warrant shall be governed by and construed and enforced in accordance with the law of the State of New York, without regard to the principles of conflicts of law thereof. Each party agrees that all legal proceedings concerning the interpretation, enforcement and defense of this Warrant Certificate shall be commenced in the state and federal courts sitting in the City of New York, Borough of Manhattan (the “New York Courts”). Each party hereto hereby irrevocably submits to the exclusive jurisdiction of the New York Courts for the adjudication of any dispute hereunder or in connection herewith or with any transaction contemplated hereby or discussed herein, and hereby irrevocably waives, and agrees not to assert in any suit, action or proceeding, any claim that it is not personally subject to the jurisdiction of such New York Courts, or such New York Courts are improper or inconvenient venue for such proceeding. Each party hereby irrevocably waives personal service of process and consents to process being served in any such suit, action or proceeding by mailing a copy thereof via registered or certified mail or overnight delivery (with evidence of delivery) to such party at the address in effect for notices to it under this Warrant Certificate and agrees that such service shall constitute good and sufficient service of process and notice thereof. Each party hereto hereby irrevocably waives, to the fullest extent permitted by applicable law, any and all right to trial by jury in any legal proceeding arising out of or relating to this Warrant Certificate. If any party shall commence an action or proceeding to enforce any provisions of this Warrant Certificate, then the prevailing party in such action or proceeding shall be reimbursed by the other party for its attorneys’ fees and other costs and expenses incurred in the investigation, preparation and prosecution of such action or proceeding.
13.CONSTRUCTION; HEADINGS. This Warrant Certificate shall be deemed to be jointly drafted by the Company and the Holder and shall not be construed against any Person as the drafter hereof. The headings of this Warrant Certificate are for convenience of reference and shall not form part of, or affect the interpretation of, this Warrant Certificate.
14.DISPUTE RESOLUTION.

Exhibit 10.43
(a)Submission to Dispute Resolution. In the case the Holder disputes any determination relating to the Exercise Price, the Warrant Share Number or Black Scholes Value made by the Company or the board of directors of the Company, the Holder shall submit the dispute to the Company pursuant to the notice provisions in Section 9 hereof (x) if with respect to a Fundamental Change, within thirty (30) days after the earlier of public disclosure of the purchase price per share of Common Stock in such Fundamental Change or public disclosure of the consummation of such Fundamental Change, or (y) otherwise, within ten (10) Trading Days after the Holder learns of the circumstances giving rise to such dispute (or, if the Holder thereafter learns new information with respect to such circumstances, within ten (10) Trading Days after the Holder learns of such new information). If the Holder and the Company are unable to promptly resolve such dispute relating to such Exercise Price, such Warrant Share Number or such Black Scholes Value, at any time after the second (2nd) Business Day following such initial notice by the Holder (as the case may be) of such dispute to the Company, then the Holder and the Company shall mutually agree upon, and select, an independent, reputable investment bank to resolve such dispute; provided that if the Holder and the Company are unable to so agree within ten (10) Business Days, then the Company shall select an independent, reputable investment bank in its reasonable discretion. For all purposes under this Section 13 in the case of a Global Warrant, the Holder shall act at the direction of Participants representing a majority of the Warrants represented hereby.
The Holder and the Company shall each deliver to such investment bank (A) a copy of the initial dispute submission so delivered in accordance with the first sentence of this Section 13 and (B) written documentation supporting its position with respect to such dispute, in each case, no later than 5:00 p.m. (New York time) by the fifth (5th) Business Day immediately following the date on which the investment bank was selected by the parties hereto (the “Dispute Submission Deadline”) (the documents referred to in the immediately preceding clauses (A) and (B) are collectively referred to herein as the “Required Dispute Documentation”) (it being understood and agreed that if either the Holder or the Company fails to so deliver all of the Required Dispute Documentation by the Dispute Submission Deadline, then the party who fails to so submit all of the Required Dispute Documentation shall no longer be entitled to (and hereby waives its right to) deliver or submit any written documentation or other support to such investment bank with respect to such dispute and such investment bank shall resolve such dispute based solely on the Required Dispute Documentation that was delivered to such investment bank prior to the Dispute Submission Deadline). Unless otherwise agreed to in writing by both the Company and the Holder or otherwise requested by such investment bank, neither the Company nor the Holder shall be entitled to deliver or submit any written documentation or other support to such investment bank in connection with such dispute (other than the Required Dispute Documentation).
The Company and the Holder shall use their efforts to cause such investment bank to determine the resolution of such dispute and notify the Company and the Holder of such resolution no later than ten (10) Business Days immediately following the Dispute Submission Deadline. The fees and expenses of such investment bank shall be paid by each of the Holder and the Company based on the degree (as determined in good faith by the investment bank) to which the investment bank has accepted the positions of the Holder and the Company.
(b)Miscellaneous. The Company expressly acknowledges and agrees that (i) this Section 13 constitutes an agreement to arbitrate between the Company and the Holder (and constitutes an arbitration agreement) under the rules then in effect under § 7501, et seq. of the New York Civil Practice Law and Rules (“CPLR”) and that the Holder is authorized to apply for an order to compel arbitration pursuant to CPLR § 7503(a) in order to compel compliance with this Section 13, (ii) the terms of this Warrant Certificate shall serve as the basis for the selected investment bank’s resolution of the applicable dispute, such investment bank shall be entitled (and is hereby expressly authorized) to make all findings, determinations and the like that such investment bank determines are required to be made by such investment bank in connection with its resolution of such dispute and in resolving such dispute such investment bank shall apply such findings, determinations and the like to the terms of this Warrant Certificate, (iii) either the Company or the Holder shall have the right to submit any dispute described in this Section 13 to any state or federal court sitting in The City of New York, Borough of Manhattan in lieu of utilizing the procedures set forth in this Section 13 and (iv) nothing in this Section 13 shall limit the Holder from obtaining any injunctive relief or other equitable remedies (including, without limitation, with respect to any matters described in this Section 13).
15.REMEDIES, CHARACTERIZATION, OTHER OBLIGATIONS, BREACHES AND INJUNCTIVE RELIEF. The remedies provided in this Warrant Certificate shall be cumulative and in addition to all other remedies available under this Warrant Certificate, at law or in equity (including a decree of specific performance and/or other injunctive relief), and nothing herein shall limit the right of the Holder to pursue

Exhibit 10.43
actual and consequential damages for any failure by the Company to comply with the terms of this Warrant Certificate. The Company covenants to the Holder that there shall be no characterization concerning this instrument other than as expressly provided herein. Amounts set forth or provided for herein with respect to payments, exercises and the like (and the computation thereof) shall be the amounts to be received by the Holder and shall not, except as expressly provided herein, be subject to any other obligation of the Company (or the performance thereof). The Company acknowledges that a breach by it of its obligations hereunder will cause irreparable harm to the Holder and that the remedy at law for any such breach may be inadequate. The Company therefore agrees that, in the event of any such breach or threatened breach, the holder of this Warrant Certificate shall be entitled, in addition to all other available remedies, to specific performance and/or temporary, preliminary and permanent injunctive or other equitable relief from any court of competent jurisdiction in any such case without the necessity of proving actual damages and without posting a bond or other security. The Company shall provide all information and documentation to the Holder that is requested by the Holder to enable the Holder to confirm the Company’s compliance with the terms and conditions of this Warrant Certificate.
16.PAYMENT OF COLLECTION, ENFORCEMENT AND OTHER COSTS. If (a) this Warrant Certificate is placed in the hands of an attorney for collection or enforcement or is collected or enforced through any legal proceeding or the holder otherwise takes action to collect amounts due under this Warrant Certificate or to enforce the provisions of this Warrant Certificate or (b) there occurs any bankruptcy, reorganization, receivership of the company or other proceedings affecting company creditors’ rights and involving a claim under this Warrant Certificate, then the Company shall pay the costs incurred by the Holder for such collection, enforcement or action or in connection with such bankruptcy, reorganization, receivership or other proceeding, including, without limitation, attorneys’ fees and disbursements.
17.TRANSFER. This Warrant Certificate may be offered for sale, sold, transferred or assigned without the consent of the Company.
18.WARRANT AGENCY AGREEMENT. This Warrant Certificate is issued subject to the Warrant Agency Agreement. To the extent any provision of this Warrant Certificate conflicts with the express provisions of the Warrant Agency Agreement, the provisions of the Warrant Agency Agreement shall govern and be controlling.
19.CERTAIN DEFINITIONS. For purposes of this Warrant Certificate, terms used herein and not otherwise defined herein shall have the meanings given to such terms in the Warrant Agency Agreement, and the following terms shall have the following meanings:
“1933 Act” means the Securities Act of 1933, as amended, and the rules and regulations thereunder.
“1934 Act” means the Securities Exchange Act of 1934, as amended, and the rules and regulations thereunder.
“Affiliate” of any specified Person means any other Person directly or indirectly controlling or controlled by or under direct or indirect common control with such specified Person. For purposes of this definition, “control” (including, with correlative meanings, the terms “controlling,” “controlled by” and “under common control with”), as used with respect to any Person, means the possession, directly or indirectly, of the power to direct or cause the direction of the management or policies of such Person, whether through the ownership of voting securities, by agreement or otherwise.
“Attribution Parties” means, with respect to any beneficial owner of the Warrants, each Person subject to aggregation of Common Stock with such beneficial owner under Section 13 or Section 16 of the 1934 Act and the rules promulgated thereunder.
“Black Scholes Value” means the value of the Warrants remaining on the date of the Holder’s request pursuant to Section 4, which value is calculated using the Black Scholes Option Pricing Model obtained from the “OV” function on Bloomberg utilizing (i) an underlying price per share equal to the sum of the price per share being offered in cash in the applicable Fundamental Change (if any) plus the value of the non-cash consideration being offered in the applicable Fundamental Change (if any), provided that if there is no such cash or non-cash consideration being offered in the applicable Fundamental Change, the underlying price per share shall be equal to the highest Last Reported Sale Price of the Common Stock during the period beginning on the Trading Day immediately preceding the announcement of the applicable Fundamental Change (or the consummation of the applicable Fundamental Change, if earlier) and ending on the Trading Day of the Holder’s request pursuant to Section 4, (ii) a strike price equal to the Exercise Price in effect on the date of the Holder’s request pursuant to Section 4, (iii) a risk-free interest rate corresponding to the U.S. Treasury rate for a period equal to the greater of (1) the remaining term of the Warrants as of the date of the Holder’s request pursuant to Section 4 and (2) the remaining term of the Warrants as of the date of consummation of the applicable Fundamental Change or as of the date of the Holder’s request pursuant to Section 4 if such request is prior to the date of the consummation of the applicable

Exhibit 10.43
Fundamental Change, (iv) a zero cost of borrow and (v) an expected volatility equal to the greater of 75% and the thirty (30) day volatility obtained from the “HVT” function on Bloomberg (determined utilizing a 365-day annualization factor) as of the Trading Day immediately following the earliest to occur of (A) the public disclosure of the applicable Fundamental Change and (B) the consummation of the applicable Fundamental Change.
“Bloomberg” means Bloomberg, L.P.
“Business Day” means a day other than a Saturday, Sunday or other day on which banking institutions are authorized or required by law to close in New York, San Francisco, California or the otherwise relevant place of payment.
“Capital Stock” means:
(1)    in the case of a corporation, corporate stock or shares;
(2)    in the case of an association or business entity, any and all shares, interests, participations, rights or other equivalents (however designated) of corporate stock;
(3)    in the case of a partnership or limited liability company, partnership or membership interests (whether general or limited); and
(4)    any other interest or participation that confers on a Person the right to receive a share of the profits and losses of, or distributions of assets of, the issuing Person.
“Common Stock” means (i) the Company’s shares of common stock, $0.00001 par value per share, and (ii) any capital stock into which such common stock shall have been changed or any share capital resulting from a reclassification of such common stock.
“Eligible Market” means The New York Stock Exchange, the Nasdaq Global Select Market or the Nasdaq Global Market.
“Ex-Dividend Date” means the first date on which shares of the Common Stock trade on the applicable exchange or in the applicable market, regular way, without the right to receive the issuance, dividend or distribution in question, from the Company or, if applicable, from the seller of Common Stock on such exchange or market (in the form of due bills or otherwise) as determined by such exchange or market. For the avoidance of doubt, any alternative trading convention on the applicable exchange or market in respect of shares of Common Stock under a separate ticker symbol or CUSIP number will not be considered “regular way” for this purpose.
“Fundamental Change” means
(a)a “person” or “group” within the meaning of Section 13(d) of the 1934 Act, other than the Company, its wholly-owned subsidiaries and the employee benefit plans of the Company and its wholly-owned subsidiaries, files a Schedule TO (or any successor schedule, form or report) or any schedule, form or report under the 1934 Act disclosing that such person or group has become the direct or indirect “beneficial owner,” as defined in Rule 13d-3 under the 1934 Act, of Common Stock (or such other common equity into which the Common Stock has been reclassified) representing more than 50% of the voting power of the Common Stock (or such other common equity into which the Common Stock has been reclassified);
(b)the consummation of (A) any recapitalization, reclassification or change of the Common Stock (other than changes resulting from a subdivision, a combination or a change in par value) as a result of which the Common Stock would be converted into, or exchanged for, stock, other securities, other property or assets; (B) any share exchange, consolidation or merger of the Company pursuant to which all of the Common Stock will be converted into cash, securities or other property or assets; or (C) any sale, lease or other transfer in one transaction or a series of transactions of all or substantially all of the consolidated assets of the Company and its subsidiaries, taken as a whole, to any Person other than one or more of the Company’s wholly-owned subsidiaries;
(c)the stockholders of the Company approve any plan or proposal for the liquidation or dissolution of the Company; or
(d)the Common Stock (or other common stock underlying the Warrants) ceases to be listed or quoted on any of The New York Stock Exchange, the Nasdaq Global Select Market or the Nasdaq Global Market (or any of their respective successors);

Exhibit 10.43
provided, however, that a transaction or transactions described in clause (b) above shall not constitute a Fundamental Change if at least 90% of the consideration received or to be received by the common stockholders of the Company, excluding cash payments for fractional shares and cash payments made in respect of dissenters’ appraisal rights, in connection with such transaction or transactions consists of shares of common stock that are listed or quoted on any of The New York Stock Exchange, the Nasdaq Global Select Market or the Nasdaq Global Market (or any of their respective successors) or will be so listed or quoted when issued or exchanged in connection with such transaction or transactions and as a result of such transaction or transactions such consideration becomes Reference Property for the Warrants, excluding cash payments for fractional shares and cash payments made in respect of dissenters’ appraisal rights. If any event in which the Common Stock is replaced by the common stock of another entity occurs, from and after the effective date of such event, references to the Company in this definition shall instead be references to such other entity.
For purposes of this definition of “Fundamental Change” above, any transaction that constitutes a Fundamental Change pursuant to both clause (a) and clause (b) of such definition (without giving effect to the proviso in clause (b)) shall be deemed a single Fundamental Change under one clause of such definition(subject to the proviso in clause (b)).

“Last Reported Sale Price” of the Common Stock (or other security for which a closing sale price must be determined) on any date means the closing sale price per share (or if no closing sale price is reported, the average of the bid and ask prices or, if more than one in either case, the average of the average bid and the average ask prices) on that date as reported in composite transactions for the principal U.S. national or regional securities exchange on which the Common Stock (or such other security) is traded. If the Common Stock (or such other security) is not listed for trading on a U.S. national or regional securities exchange on the relevant date, the “Last Reported Sale Price” shall be the last quoted bid price for the Common Stock (or such other security) in the over-the-counter market on the relevant date as reported by OTC Markets Group Inc. or a similar organization. If the Common Stock (or such other security) is not so quoted, the “Last Reported Sale Price” shall be the average of the mid-point of the last bid and ask prices for the Common Stock (or such other security) on the relevant date from each of at least three nationally recognized independent investment banking firms selected by the Company for this purpose. The “Last Reported Sale Price” will be determined without regard to after-hours trading or any other trading outside of the regular trading session hours.

“Person” means any individual, corporation, partnership, limited liability company, unlimited liability company, joint venture, association, joint-stock company, trust, unincorporated organization, government or any agency or political subdivision thereof or any other entity.
“Principal Market” means the principal Eligible Market on which the Common Stock is listed or quoted for trading on the date in question.
“SEC” means the United States Securities and Exchange Commission or the successor thereto.
“Trading Day” means a day on which (i) trading in the Common Stock (or other security for which a closing sale price must be determined) generally occurs on the Nasdaq Global Select Market or, if the Common Stock (or such other security) is not then listed on the Nasdaq Global Select Market, on the principal other U.S. national or regional securities exchange on which the Common Stock (or such other security) is then listed or, if the Common Stock (or such other security) is not then listed on a U.S. national or regional securities exchange, on the principal other market on which the Common Stock (or such other security) is then traded and (ii) a Last Reported Sale Price for the Common Stock (or closing sale price for such other security) is available on such securities exchange or market; provided that if the Common Stock (or such other security) is not so listed or traded, “Trading Day” means a Business Day.
“Transfer Agent” means Computershare Inc., a Delaware corporation, and its affiliate, Computershare Trust Company, N.A., a federally chartered trust company, and any successor transfer agent of the Company.
“Warrant Agency Agreement” means that certain Warrant Agency Agreement dated as of the Issuance Date, between the Company and the Warrant Agent.
“Warrant Agent” means Computershare Inc., a Delaware corporation, and its affiliate, Computershare Trust Company, N.A., a federally chartered trust company, and any successor Warrant Agent under the Warrant Agency Agreement.
“Warrants” means the warrants represented by this Warrant Certificate.

IN WITNESS WHEREOF, the Company has caused this Common Stock Warrant Certificate to be duly executed as of the Issuance Date set out above.

THE REALREAL, INC.
By:
Name:
Title:

EXHIBIT A
EXERCISE NOTICE
TO BE EXECUTED BY THE REGISTERED HOLDER TO EXERCISE THE
COMMON STOCK WARRANT CERTIFICATE
The RealReal, Inc.
The undersigned holder hereby elects to exercise the Common Stock Warrant Certificate No. _______ (the “Warrant Certificate”) of The RealReal, Inc., a Delaware corporation (the “Company”), as specified below. Capitalized terms used herein and not otherwise defined shall have the respective meanings set forth in the Warrant Certificate.
1.Number of Warrants. The Holder hereby exercises __________ Warrants represented by the Warrant Certificate.
2.     Payment of Exercise Price. In the event that Cash Exercise is applicable, the Holder shall pay the aggregate Exercise Price in the sum of $___________________ to the Warrant Agent in accordance with the terms of the Warrant Certificate.
3.     Maximum Percentage Representation. Notwithstanding anything to the contrary contained herein, this Exercise Notice shall constitute a representation by the beneficial owner of the exercised Warrants that after giving effect to the exercise provided for in this Exercise Notice, such beneficial owner (together with its Attribution Parties) will not have beneficial ownership of a number of shares of Common Stock which exceeds the Maximum Percentage (as defined in the Warrant Certificate) of the total outstanding shares of Common Stock of the Company as determined pursuant to the provisions of Section 1(f) of the Warrant Certificate.
4.     Securities Laws Representation. The Holder is not, nor has been at any time during the consecutive three (3) month period preceding the date hereof, an “affiliate” within the meaning of Rule 144 promulgated under the 1933 Act of the Company.
5.     Delivery of Warrant Shares. The Company shall deliver to the Holder, or its designee or agent as specified below, __________ shares of Common Stock in accordance with the terms of the Warrant Certificate. Delivery shall be made to Holder, or for its benefit, as follows:

DTC Participant:
DTC Number:
Account Number:

Date: _________________

______________________
Name of Registered Holder

By:
Name:
Title:

Exhibit A-1

Exhibit 10.43

Tax ID:______________________________
E-mail Address:_______________________

EXHIBIT B
ASSIGNMENT FORM
(To assign the foregoing Warrant Certificate, execute this form and supply required information. Do not use this form to purchase shares.)
FOR VALUE RECEIVED, the foregoing Warrant Certificate and all rights evidenced thereby are hereby assigned to

Name:
(Please Print)
Address:
(Please Print)

Phone Number:

Email Address:

Dated: _______________ __, ______

Holder’s Signature: ________________________________

Holder’s Address: ________________________________

Securities Laws Representation. The Holder is not, nor has been at any time during the consecutive three (3) month period preceding the date hereof, an “affiliate” within the meaning of Rule 144 promulgated under the 1933 Act of the Company.

Exhibit B-1